UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Securities Exchange Act of 1934
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Mallinckrodt public limited company
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2016	Notice of Annual General Meeting of Shareholders and Proxy Statement

January 22, 2016

Dear Shareholder,

You are cordially invited to attend the 2016 Annual General Meeting of Mallinckrodt plc, which will be held on Wednesday, March 16, 2016, at 9:30 a.m., local time, at the Sofitel London Heathrow Hotel, Terminal 5, London Heathrow Airport, London TW6 2GD, United Kingdom. Shareholders in Ireland may participate in the Annual General Meeting by audio link at the offices of Arthur Cox, Earlsfort Centre, Dublin 2, Ireland.

Details of the business to be presented at the meeting can be found in the accompanying Proxy Statement. We hope you are planning to attend the meeting. Your vote is important. Whether or not you are able to attend, I encourage you to submit your proxy as soon as possible so that your shares will be represented at the meeting.

On behalf of the Board of Directors and the management of Mallinckrodt, I extend our appreciation for your continued support.

Yours sincerely,

MELVIN D. BOOTH
Chairman

MALLINCKRODT PUBLIC LIMITED COMPANY
Registered In Ireland — No. 522227
Principal Executive Office:
Perth House, Millennium Way,
Chesterfield, Derbyshire, S41 8ND
United Kingdom

NOTICE OF 2016 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 16, 2016

The 2016 Annual General Meeting of Mallinckrodt plc (“Mallinckrodt” or the “Company”), a company incorporated under the laws of Ireland, will be held on March 16, 2016, at 9:30 a.m., local time, at the Sofitel London Heathrow Hotel, Terminal 5, London Heathrow Airport, London TW6 2GD, United Kingdom, for the following purposes:

1.	By separate resolutions, to elect as Directors for a period of one year, expiring at the end of the Company’s Annual General Meeting of Shareholders in 2017, the following individuals:

(a)	Melvin D. Booth	(e)	Nancy S. Lurker	(i)	Mark C. Trudeau
(b)	David R. Carlucci	(f)	JoAnn A. Reed	(j)	Kneeland C. Youngblood, M.D.
(c)	J. Martin Carroll	(g)	Angus C. Russell	(k)	Joseph A. Zaccagnino
(d)	Diane H. Gulyas	(h)	Virgil D. Thompson

2.
To hold an advisory non-binding vote to approve the re-appointment of Deloitte & Touche LLP as the independent auditors of the Company and, by binding vote, to authorize the Audit Committee of the Board of Directors to set the auditors’ remuneration.

3.	To hold an advisory vote to approve the Company’s executive compensation.

4.	To approve the 2016 Mallinckrodt Pharmaceuticals Employee Stock Purchase Plan.

5.	To authorize the Company and/or any subsidiary of the Company to make market purchases or overseas market purchases of Company shares.

6.	To authorize the price range at which the Company can re-allot shares that it holds as treasury shares (Special Resolution).

7.	To act on such other business as may properly come before the meeting or any adjournment thereof.

Proposals 1 through 5 are ordinary resolutions, requiring the approval of a simple majority of the votes cast at the meeting, in person or by proxy. Proposal 6 is a special resolution, requiring the approval of not less than 75% of the votes cast, in person or by proxy. The foregoing items are more fully described in the Proxy Statement accompanying this Notice of Annual General Meeting of Shareholders. Shareholders as of January 8, 2016, the record date for the Annual General Meeting, are entitled to vote on these matters.

During the meeting, following a review of the Company's affairs, management will also present and the auditors will report to shareholders on Mallinckrodt’s Irish Statutory Accounts for the fiscal year ended September 25, 2015.

Shareholders in Ireland may participate in the Annual General Meeting by audio link at the offices of Arthur Cox, Earlsfort Centre, Earlsfort Terrace, Dublin 2, Ireland, at 9:30 a.m. local time. See “General Information" for further information on participating in the Annual General Meeting in Ireland.

By Order of the Board of Directors,

KENNETH L. WAGNER,
Secretary
January 22, 2016

Whether or not you expect to attend the Annual General Meeting in person, we encourage you to cast your vote promptly so that your shares will be represented and voted at the meeting. Any shareholder entitled to attend and vote at the Annual General Meeting may appoint one or more proxies, who need not be a shareholder(s) of Mallinckrodt to attend, speak and vote on your behalf. Proxies may be appointed via the Internet or by phone in the manner set out in our proxy card. Alternatively, they may be appointed by depositing a signed instrument of proxy (or proxy card) with Mallinckrodt plc c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 (which Broadridge will arrange to forward to Mallinckrodt plc’s registered address electronically) or with Mallinckrodt plc, Damastown, Mulhuddart, Dublin 15, Ireland, in each case at least 48 hours before the meeting. If you wish to appoint a person other than the individuals specified on our proxy card, please contact our Company Secretary and also note that your nominated proxy must attend the Annual General Meeting in person in order for your votes to be cast.
This Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended September 25, 2015 and our Irish Statutory Accounts are available to shareholders of record at www.proxyvote.com. These materials are also available on the Investor Relations section of our website at www.mallinckrodt.com.

Table of Contents	PROXY STATEMENT SUMMARY

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement, which we are making available to you on or about January 22, 2016 on the Internet, or by delivering printed versions to you by mail. It does not contain all the information that you should consider in deciding whether to approve the items to be presented at the Annual General Meeting of Mallinckrodt plc ("Mallinckrodt" or the "Company"). You should read this entire Proxy Statement carefully before voting. For information regarding our fiscal 2015 operating performance, please review our Annual Report on Form 10-K.

2016 Annual General Meeting of Shareholders

•	Date and Time: March 16, 2016, at 9:30 a.m., local time

•
Place: Sofitel London Heathrow Hotel, Terminal 5, London Heathrow Airport, London TW6 2GD, United Kingdom. Shareholders in Ireland may participate in the Annual General Meeting by audio link at the offices of Arthur Cox, Earlsfort Centre, Dublin 2, Ireland

•	Record Date: January 8, 2016

•
Voting: If you owned Mallinckrodt ordinary shares at the close of business on the record date, then you may vote at the Annual General Meeting by following the procedures outlined in this Proxy Statement. Each ordinary share is entitled to one vote on each matter properly brought before the Annual General Meeting.

•	Ordinary Shares Outstanding as of Record Date: 112,434,856

•	Transfer Agent: Computershare Inc.

•	Place of Incorporation: Ireland

Meeting Agenda and Voting Recommendations

Proposal	Our Board's Recommendation
Elect directors (page 48)	FOR each nominee
Advisory non-binding vote to approve the re-appointment of the independent auditors and binding vote to authorize the Audit Committee of the Board to set the auditors’ remuneration (page 52)	FOR
Advisory vote to approve executive compensation (page 53)	FOR
Approval of 2016 Employee Stock Purchase Plan (page 54)	FOR
Authorization to make market purchases or overseas market purchases of Company shares (page 58)	FOR
Authorization of the price at which the Company can re-allot shares held as treasury shares (Special Resolution) (page 59)	FOR

Our Director Nominees

Name	Age	Director Since	Principal Occupation	Committee Memberships	Other Public Company Boards
Melvin D. Booth*	70	2013	Former President of MedImmune	Audit; Portfolio	1
David R. Carlucci*	61	2013	Former Chairman, Chief Executive Officer and President of IMS Health	Human Resources and Compensation (Chair)	1
J. Martin Carroll*	66	2013	Former President and Chief Executive Officer of Boehringer Ingelheim Corporation	Compliance (Chair); Nominating and Governance	2
Diane H. Gulyas*	59	2013	Former President of the Performance Polymers Division of E. I. duPont de Nemours	Audit	2

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   1

PROXY STATEMENT SUMMARY

Name	Age	Director Since	Principal Occupation	Committee Memberships	Other Public Company Boards
Nancy S. Lurker*	58	2013	Former Chief Executive Officer of PDI, Inc.	Human Resources and Compensation	0
JoAnn A. Reed*	60	2013	Healthcare services consultant and former Senior Vice President, Finance and Chief Financial Officer of Medco Health Solutions	Audit (Chair)	2
Angus C. Russell*	60	2014	Former Chief Executive Officer of Shire plc	Audit	2
Virgil D. Thompson*	76	2014	Former President and Chief Executive Officer of Angstrom Pharmaceuticals, Inc.	Human Resources and Compensation	1
Mark C. Trudeau	54	2013	President and Chief Executive Officer of Mallinckrodt plc	Portfolio	0
Kneeland C. Youngblood, M.D.*	60	2013	Founding Partner of Pharos Capital Group	Compliance; Nominating and Governance	1
Joseph A. Zaccagnino*	69	2013	Former President and Chief Executive Officer of Yale New Haven Health System	Nominating and Governance (Chair); Compliance	0

* Independent Director

2  MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement

Table of Contents	GENERAL INFORMATION

GENERAL INFORMATION Questions and Answers about Proxy Materials, Voting, Attending the Meeting and Other General Information

Why did I receive this Proxy Statement?

We are making this Proxy Statement available to you on or about January 22, 2016 on the Internet, or by delivering printed versions to you by mail, because our Board of Directors is soliciting your proxy to vote at our 2016 Annual General Meeting on March 16, 2016. This Proxy Statement contains information about the items being voted on at the Annual General Meeting and important information about Mallinckrodt.
This Proxy Statement and the following documents relating to the 2016 Annual General Meeting are available on the Investor Relations section of our website at www.mallinckrodt.com:

•	Our Internet Notice of Availability of Proxy Materials;

•	Our Annual Report on Form 10-K for the fiscal year ended September 25, 2015; and

•	Our Irish Statutory Accounts for the fiscal year ended September 25, 2015 and the reports of the Directors and auditors thereon.

How do I access the proxy materials and vote my shares?

The instructions for accessing proxy materials and voting can be found in the information you received either by mail or e-mail.

For shareholders who received a notice by mail about the Internet availability of proxy materials:  You may access the proxy materials and voting instructions over the Internet via the web address provided in the notice. In order to access this material and vote, you will need the control number provided on the notice you received in the mail. You may vote by following the instructions on the notice or on the website.

For shareholders who received a notice by e-mail:  You may access the proxy materials and voting instructions over the Internet via the web address provided in the e-mail. In order to vote, you will need the control number provided in the e-mail. You may vote by following the instructions in the e-mail or on the website.
For shareholders who received the proxy materials by mail:  You may vote your shares by following the instructions provided on the proxy card or voting instruction form. If you vote by Internet or telephone, you will need the control number provided on the proxy card or voting instruction form. If you vote by mail, please complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed envelope.

Who may vote at the Annual General Meeting and how many votes do I have?

If you owned our ordinary shares at the close of business on the record date, January 8, 2016, then you may vote at the Annual General Meeting by following the procedures outlined in this Proxy Statement. At the close of business on the record date, we had 112,434,856 ordinary shares outstanding and entitled to vote. Each ordinary share is entitled to one vote on each matter properly brought before the Annual General Meeting.

May I vote my shares in person at the Annual General Meeting?

Yes, you may vote your shares in person at the Annual General Meeting as follows:

If you are a shareholder of record and you wish to vote in person at the Annual General Meeting, you may do so. If you do not wish to attend yourself, you may also appoint a proxy or proxies to attend, speak and vote in your place. A proxy does not need to be one of our shareholders. You are not precluded from attending, speaking or voting at the Annual General Meeting, even if you have completed a proxy form. To appoint a proxy other than our designated officers, please contact our Company Secretary.

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   3

GENERAL INFORMATION

If you are a beneficial owner of shares and you wish to vote in person at the Annual General Meeting, you must obtain a legal proxy from the bank, brokerage firm or nominee that holds your shares. You will need to bring the legal proxy with you to the meeting and hand it in with a signed ballot that you can request at the meeting. You will not be able to vote your shares at the Annual General Meeting without a legal proxy and a signed ballot.

Even if you plan to attend the Annual General Meeting, we recommend that you also vote by proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

What is the deadline for voting my shares if I do not vote in person at the Annual General Meeting?

If you are a shareholder of record, you may vote by Internet or by telephone until 11:59 p.m., United States Eastern Time, on March 15, 2016.

If you are a beneficial owner of shares held through a bank or brokerage firm, please follow the voting instructions provided by your bank or brokerage firm.

What is the difference between holding shares as a shareholder of record and as a beneficial owner of shares held in street name?

Shareholder of Record.  If you hold ordinary shares and your name appears in the Register of Members of Mallinckrodt, you are considered the shareholder of record of those shares.

Beneficial Owner of Shares Held in Street Name.  If your ordinary shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name.” As a beneficial owner, you have the right to direct your bank or brokerage firm how to vote the shares held in your account.

Can I change my vote after I have submitted my proxy?

Yes. You have the right to revoke your proxy before it is voted at the Annual General Meeting. You may vote again on a later date within the proxy voting deadlines described above by Internet or by telephone (only your latest proxy submitted prior to the meeting will be counted), or by signing and returning a new proxy card with a later date, or by attending the meeting and voting in person. However, your attendance at the Annual General Meeting will not automatically revoke a previously submitted proxy unless you actually vote in person at the meeting or file a written instrument with our Company Secretary prior to the start of the meeting requesting that your prior proxy be revoked.

What happens if I do not give specific voting instructions when I deliver my proxy?

Shareholders of Record.  If you are a shareholder of record and you:

•	Indicate when voting by Internet or by telephone that you wish to vote as recommended by our Board of Directors; or

•	If you sign and return a proxy card without giving specific voting instructions,

then the Company-designated proxy holders will vote your shares in the manner recommended by our Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion regarding any other matters properly presented for a vote at the meeting.

Beneficial Owners of Shares Held in Street Name.  If you are a beneficial owner of shares and your bank or brokerage firm does not receive instructions from you about how your shares are to be voted, one of two things can happen, depending on the type of proposal. Pursuant to New York Stock Exchange (“NYSE”) rules, brokers have discretionary power to vote your shares with respect to “routine” matters, but they do not have discretionary power to vote your shares on “non-routine” matters. Pursuant to NYSE rules, the election of directors, the advisory vote to approve the Company’s executive compensation and the approval of the 2016 Employee Stock Purchase Plan are considered non-routine matters. A bank or brokerage firm may not vote your shares with respect to non-routine matters if you have not provided instructions. This is called a “broker non-vote.” We strongly encourage you to submit your proxy and exercise your right to vote as a shareholder.

4  MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement

Table of Contents	GENERAL INFORMATION

What is the “quorum” requirement for the Annual General Meeting?

In order to conduct any business at the Annual General Meeting, holders of a majority of Mallinckrodt ordinary shares outstanding and entitled to vote on the record date must be present in person or represented by valid proxies. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against or abstained, or broker non-votes, if you:

•	Are present and vote in person at the meeting;

•	Have voted by Internet or by telephone; or

•	Have submitted a proxy card or voting instruction form by mail.

Assuming there is a proper quorum of shares represented at the Annual General Meeting, how many shares are required to approve the proposals being voted upon at the Annual General Meeting?

The voting requirements for each of the proposals are as follows:

	Proposal	Vote Required
1.	Elect directors	Majority of votes cast
2.	Advisory non-binding vote to approve the re-appointment of the independent auditors and binding vote to authorize the Audit Committee of the Board to set the auditors’ remuneration	Majority of votes cast
3.	Advisory vote to approve executive compensation	Majority of votes cast
4.	Approval of 2016 Employee Stock Purchase Plan	Majority of votes cast
5.	Authorization to make market purchases or overseas market purchases of Company shares	Majority of votes cast
6.	Authorization of the price at which the Company can reissue shares held as treasury shares (Special Resolution)	75% of votes cast

How are abstentions and broker non-votes treated?

Abstentions and broker non-votes are considered present for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not be considered votes properly cast at the Annual General Meeting pursuant to our Articles of Association. Because the approval of all of the proposals is based on the votes properly cast at the Annual General Meeting, abstentions and broker non-votes will not have any effect on the outcome of voting on these proposals under Irish law.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

As explained in more detail below, we are using the “notice and access” system adopted by the U.S. Securities and Exchange Commission (the “SEC”) relating to delivery of our proxy materials over the Internet. As a result, we mailed to many of our shareholders a notice about the Internet availability of the proxy materials instead of a paper copy of the proxy materials. Shareholders who received the notice will have the ability to access the proxy materials over the Internet and to request a paper copy of the proxy materials by mail, by e-mail or by telephone. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found on the notice. In addition, the notice contains instructions on how shareholders may request proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. This notice of Internet availability of proxy materials also serves as a Notice of Meeting.

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   5

GENERAL INFORMATION

What are the “notice and access” rules and how do they affect the delivery of the proxy materials?

The SEC’s notice and access rules allow us to deliver proxy materials to our shareholders by posting the materials on an Internet website, notifying shareholders of the availability of the proxy materials on the Internet and sending paper copies of proxy materials upon shareholder request. We believe that the notice and access rules allow us to use Internet technology that many shareholders prefer, continue to provide our shareholders with the information they need and, at the same time, assure more prompt delivery of the proxy materials. The notice and access rules also lower our cost of printing and delivering the proxy materials and minimize the environmental impact of printing paper copies.

Why didn’t I receive a notice in the mail about the Internet availability of the proxy materials?

Shareholders who previously elected to access the proxy materials over the Internet will not receive a notice in the mail about the Internet availability of the proxy materials. Instead, you should have received an e-mail with links to the proxy materials and the proxy voting website. Additionally, we mailed copies of the proxy materials to shareholders who previously requested to receive paper copies instead of the notice.

If you received a paper copy of the proxy materials, you may elect to receive future proxy materials electronically by following the instructions on your proxy card or voting instruction form. Choosing to receive your future proxy materials by e-mail will help us conserve natural resources and reduce the cost of printing and distributing our proxy materials. If you choose to receive future proxy materials by e-mail, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

How do I attend the Annual General Meeting?

All shareholders are invited to attend the Annual General Meeting at the Sofitel London Heathrow Hotel, Terminal 5, London Heathrow Airport, London TW6 2GD, United Kingdom.

Shareholders in Ireland may participate in the Annual General Meeting by audio link at the offices of Arthur Cox, Earlsfort Centre, Earlsfort Terrace, Dublin 2, Ireland.

Shareholders of Record.  For admission to the Annual General Meeting, shareholders of record should bring picture identification to the Registered Shareholders check-in area, where ownership will be verified. If you would like someone to attend on your behalf, please contact our Company Secretary prior to the meeting.

Beneficial Owners of Shares Held in Street Name.  Those who have beneficial ownership of ordinary shares held by a bank, brokerage firm or other nominee should come to the Beneficial Owners check-in area. To be admitted, beneficial owners must bring picture identification, as well as proof from their banks or brokers that they owned our ordinary shares on January 8, 2016, the record date for the Annual General Meeting.

Registration will begin at 9:00 a.m., local time, and the Annual General Meeting will begin at 9:30 a.m., local time. For directions to the Annual General Meeting, please call us at +44 124 626 3051.

How will voting on any other business be conducted?

Other than matters incident to the conduct of the Annual General Meeting, we do not know of any business or proposals to be considered at the Annual General Meeting other than those set forth in this Proxy Statement. If any other business is proposed and properly presented at the Annual General Meeting, the proxies received from our shareholders give the proxy holders the authority to vote on the matter at their discretion.

Who will count the votes?

Broadridge Financial Solutions, Inc. will act as the inspector of elections and will tabulate the votes.

6  MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement

Table of Contents	GENERAL INFORMATION

Who will pay the costs of soliciting the proxies?

Mallinckrodt will pay the costs of soliciting proxies. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, facsimile or other electronic means. We have retained Innisfree M&A Incorporated to assist in solicitation of proxies and have agreed to pay Innisfree M&A Incorporated $15,000, plus out-of-pocket expenses. As required by the SEC and the NYSE, we also will reimburse brokerage firms and other custodians, nominees and fiduciaries, upon request, for their reasonable expenses incurred in sending proxies and proxy materials to beneficial owners of our ordinary shares.

Who is Mallinckrodt's transfer agent?

Mallinckrodt's transfer agent is Computershare Inc. All communications concerning accounts of shareholders of record, including address changes, name changes, inquiries as to requirements to transfer Mallinckrodt ordinary shares and similar issues, can be handled by calling toll-free 1-877-487-1633 (U.S.) or +1-732-645-4170 (outside the U.S.) or by accessing Computershare’s website at www.computershare.com.

Where can I find more information about Mallinckrodt?

For other information about Mallinckrodt, you can visit our website at www.mallinckrodt.com.

We use our website as a channel of distribution of important company information, such as press releases, investor presentations and other financial information. We also use our website to expedite public access to time-critical information regarding us in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information. Therefore, investors should look to the Investor Relations page of our website for important and time-critical information. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations page of our website.

We make our website content available for information purposes only. It should not be relied upon for investment purposes, and it is not incorporated by reference into this Proxy Statement.

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   7

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE

Our Corporate Governance Guidelines, general approach to corporate governance and internal policies and procedures are guided by U.S. practice and applicable federal securities laws and regulations and New York Stock Exchange (NYSE) requirements. Although we are an Irish public limited company that is tax resident in the United Kingdom, we are not subject to the listing rules of the Irish Stock Exchange or the listing rules of the U.K. Listing Authority and we are therefore not subject to, nor have we adopted, the U.K. Corporate Governance Code or any other non-statutory Irish or U.K. governance standards or guidelines. While there are many similarities and overlaps between the U.S. corporate governance standards we apply and the U.K. Corporate Governance Code and other Irish/U.K. governance standards or guidelines, there are differences, relating in particular to the extent of the authorization to issue share capital and effect share repurchases that may be granted to the board of directors and the criteria for determining the independence of directors.

Our Board of Directors believes that good governance requires not only an effective set of specific practices, but also a culture of responsibility throughout an organization, and governance at Mallinckrodt is intended to achieve both. The Board also believes that good governance ultimately depends on the quality of an organization’s leadership, and it is committed to recruiting and retaining directors and officers of proven leadership ability and personal integrity.
Corporate Governance Guidelines
The Board has adopted Corporate Governance Guidelines designed to assist Mallinckrodt and the Board in implementing effective corporate governance practices. These guidelines, which are reviewed annually by the Nominating and Governance Committee, address, among other things:

•	Director responsibilities;

•	Composition and selection of the Board, including qualification standards and independence guidelines;

•	Majority voting for directors;

•	The role of the Chairman of the Board or of an independent Lead Director;

•	Board committee establishment, structure and guidelines;

•	Officer and director stock ownership requirements;

•	Meetings of non-employee directors;

•	Director orientation and continuing education;

•	Board access to management and independent advisors;

•	Communication with directors;

•	Board and committee self-evaluations;

•	Succession planning and management development reviews;

•	CEO performance reviews;

•	Recoupment, or “claw-back”, of executive compensation; and

•	Ethics and conflicts of interest.
Our Corporate Governance Guidelines are posted on our website at www.mallinckrodt.com.

8  MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement

Table of Contents	CORPORATE GOVERNANCE

Independence of Nominees for Director

As noted above, the Corporate Governance Guidelines include criteria adopted by the Board to guide determinations regarding the independence of its members. The criteria, summarized below, are consistent with the NYSE listing standards regarding director independence. To be considered independent, a director must be determined by the Board to have no material relationship, directly or indirectly, with us. In assessing independence, the Board considers all relevant facts and circumstances. In particular, when assessing the materiality of a director’s relationship with us, the Board considers the issue not just from the standpoint of the director, but also from that of the persons or organizations with which the director has an affiliation. A director will not be considered independent if he or she, at the time of determination:

•	Is, or has been within the prior three years, an employee of Mallinckrodt or any of its subsidiaries;

•	Has an immediate family member who is, or has been within the prior three years, an executive officer of Mallinckrodt or any of its subsidiaries;

•	Is a current partner or employee of our auditor;

•	Has an immediate family member who is a current partner of our auditor or who is an employee of our auditor and personally works on our audit;

•	Has been, or has an immediate family member who has been, within the prior three years, a partner or employee of our auditor who personally worked on our audit during that time;

•
Is, or has an immediate family member who is, or has been within the prior three years, employed as an executive officer of a public company that has or had on the compensation committee of its board one of our executive officers (during the same period of time);

•
Has, or has an immediate family member who has, received more than $120,000 in direct compensation from Mallinckrodt, other than director and committee fees or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), in any 12-month period within the prior three years;

•
Is a current employee, or has an immediate family member who is a current executive officer, of a company that has made payments to, or received payments from, Mallinckrodt for property or services in an amount that, in any of the prior three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues; or

•
Is, or his or her spouse is, an executive officer, director or trustee of a charitable organization to which our contributions, not including our matching of charitable contributions by employees, exceed, in any single fiscal year within the prior three years, the greater of $1 million or 2% of such organization’s total charitable receipts during that year.

The Board has considered the independence of its members in light of these criteria, has reviewed our relationships with organizations with which our directors are affiliated and has determined that all such relationships, other than that with Covidien plc (“Covidien”), from whom we separated in June 2013, were established in the ordinary course of business. The Board has determined that none of these current business relationships is material to us, any of the organizations involved, or our directors. Based on these considerations, the Board has determined that each of our directors and director nominees, other than Mark C. Trudeau, our President and Chief Executive Officer, satisfies the criteria and is independent. These independent directors are: Melvin D. Booth, Don M. Bailey, David R. Carlucci, J. Martin Carroll, Diane H. Gulyas, Nancy S. Lurker, JoAnn A. Reed, Angus C. Russell, Virgil D. Thompson, Kneeland C. Youngblood, M.D. and Joseph A. Zaccagnino. Each independent director is expected to notify the chair of the Nominating and Governance Committee, as soon as reasonably practicable, of changes in his or her personal circumstances that may affect the Board’s evaluation of his or her independence.

Director Nominations Process

The Nominating and Governance Committee is responsible for developing the general criteria, subject to approval by the full Board, used in identifying, evaluating and selecting qualified candidates for election or re-election to the Board. The Nominating and Governance Committee periodically reviews with the Board the appropriate skills and characteristics required of Board members in the context of the then-current make-up of the Board. Final approval of director candidates is determined by the full Board, and invitations to join the Board are extended by the Chairman of the Board on behalf of the entire Board.

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   9

CORPORATE GOVERNANCE

The Nominating and Governance Committee, in accordance with our Corporate Governance Guidelines, seeks to create and maintain a Board that is strong in its collective knowledge and has a diversity of backgrounds, skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge, corporate governance and global markets. When the Committee reviews a potential new candidate, the Committee looks specifically at the candidate’s qualifications in light of our needs and the needs of the Board at that time, given the then-current mix of director attributes.

As described in our Corporate Governance Guidelines:

•	Directors should be individuals of the highest ethical character and integrity;

•
Directors should have demonstrated management ability at senior levels in successful organizations, including as the chief executive officer of a public company or as the leader of a large, multifaceted organization, including government, educational and other non-profit organizations;

•
Each director should have the ability to provide wise, informed and thoughtful counsel to senior management on a range of issues and be able to express independent opinions, while at the same time working as a member of a team;

•	Directors should be free from any conflict of interest or business or personal relationship that would interfere with the duty of loyalty owed to us; and

•	Directors should be independent of any particular constituency and be able to represent all of our shareholders.

The Nominating and Governance Committee assesses independence and also monitors compliance by the members of the Board with the requisite qualifications under NYSE listing standards for populating the Audit, Human Resources and Compensation and Nominating and Governance Committees. Directors may not serve on more than four public company boards of directors (including ours). If the director is employed as CEO of a publicly traded company, the director may serve on no more than three public company boards of directors (including ours). No person may stand for election as a director after reaching age 72 unless the Board determines in its sole discretion that due to his or her unique capabilities and/or special circumstances, the election of such person is in our best interests and the best interests of our shareholders. In that regard, the Board approved the nomination of Virgil D. Thompson, age 76, who has extensive knowledge of the business and operations of Questcor Pharmaceuticals, Inc. (“Questcor”) which we acquired in August 2014. Additionally, Mr. Thompson has extensive experience as an executive officer and board member of publicly traded and private corporations in the pharmaceutical industry.

As provided in its charter, the Nominating and Governance Committee will consider nominations submitted by shareholders. To recommend a nominee, a shareholder should write to our Company Secretary at our registered address, Damastown, Mulhuddart, Dublin 15, Ireland. Any such recommendation must include:

•	The name and address of the candidate;

•
A brief biographical description, including his or her occupation for at least the last five years, and a statement of the qualifications of the candidate, taking into account the qualification requirements set forth above; and

•	The candidate’s signed consent to serve as a director if elected and to be named in our proxy statement.
The recommendation must also include documentary evidence of ownership of our ordinary shares if the shareholder is a beneficial owner, as well as the date the shares were acquired and the name and address of the shareholder, as required by our Articles of Association.
To be considered by the Nominating and Governance Committee for nomination and inclusion in our proxy statement for the 2017 Annual General Meeting, a shareholder recommendation for director must be received by our Company Secretary not earlier than the close of business on November 16, 2016 and not later than the close of business on December 16, 2016. Once our Company Secretary receives the recommendation, we will deliver a questionnaire to the candidate requesting additional information about the candidate’s independence, qualifications and other information that would assist the Nominating and Governance Committee in evaluating the candidate, as well as certain information that must be disclosed about the candidate in our proxy statement, if nominated. Candidates must complete and return the questionnaire within the time frame provided to be considered for nomination by the Nominating and Governance Committee.

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Table of Contents	CORPORATE GOVERNANCE

The Nominating and Governance Committee also receives suggestions for director candidates from Board members and, in its discretion, may also employ a third-party search firm to assist in identifying candidates for director. All 11 of our nominees for director are current members of the Board. In evaluating candidates for director, the Committee uses the guidelines described above, and evaluates shareholder candidates in the same manner as candidates proposed from all other sources. Based on its evaluation, the Nominating and Governance Committee recommended each of the nominees for election by the shareholders. More information regarding each director nominee’s qualifications can be found in Proposal 1 later in this Proxy Statement.

Majority Vote for Election of Directors

Directors are elected by the affirmative vote of a majority of the votes cast by shareholders at the Annual General Meeting (present in person or by proxy) and serve for one-year terms. Any nominee for director who does not receive a majority of the votes cast is not elected to the Board and the position that would have been filled by such nominee will become vacant. Given that Irish law does not recognize the concept of a holdover director, incumbent directors who do not receive a majority of the votes cast at the Annual General Meeting are not re-elected to the Board, and immediately following the Annual General Meeting, will no longer be members of the Board.

Irish law does require, however, a minimum of two directors at all times. If an election results in either only one or no directors receiving the required majority vote, either the nominee or each of the two nominees receiving the greatest number of votes in favor of his or her election shall, in accordance with our Articles of Association, hold office until his or her successor(s) is elected.

Executive Sessions of the Board

The independent directors meet in executive session, without members of management present, at each regularly scheduled Board meeting and at such other times as may be deemed appropriate. These executive sessions also may include a discussion with our Chief Executive Officer.

Board Leadership Structure

Since our separation from Covidien in June 2013, the positions of Chairman of the Board and Chief Executive Officer have been held by separate people, due in part to the fact that we are a relatively new independent public company, no longer part of a conglomerate, and also to the fact that the Board is relatively newly constituted. The Chairman of the Board provides leadership to the Board and works with the Board to define its structure and activities in the fulfillment of its responsibilities. The Chairman of the Board sets the Board agendas with Board and management input, facilitates communication among directors, provides an appropriate information flow to the Board and presides at meetings of the Board and shareholders. The Chairman of the Board works with other Board members to provide strong, independent oversight of our management and affairs. Future modification of the Board leadership structure will be made at the sole discretion of the Board. A more detailed description of the role and responsibilities of the Chairman of the Board are set forth in our Corporate Governance Guidelines.

Code of Ethics

We have adopted the Mallinckrodt Guide to Business Conduct, which applies to all of our employees, officers and directors and meets the requirements of a “code of ethics” as defined by SEC regulations. The Guide to Business Conduct also meets the requirements of a code of business conduct and ethics under the listing standards of the NYSE. The Guide to Business Conduct is posted on our website, www.mallinckrodt.com. We will disclose any material amendments to the Guide to Business Conduct, as well as any waivers for executive officers or directors, on our website.

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   11

CORPORATE GOVERNANCE

Board Risk Oversight

Our Board oversees an enterprise-wide approach to risk management designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk management is not only understanding the risks we face and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. The involvement of the full Board in approving our business strategy is a key part of its assessment of management’s appetite for risk and the determination of what constitutes an appropriate level of risk for us. In this process, risk is assessed throughout the business, focusing on three primary areas: financial risk, legal/compliance risk and operational/strategic risk.

While the full Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and receives an annual risk assessment report from our internal auditors. The Compliance Committee assists the Board in fulfilling its oversight responsibility with respect to regulatory, healthcare compliance and public policy issues that affect us and work closely with our legal and regulatory groups. In addition, in setting compensation, the Human Resources and Compensation Committee strives to create incentives that encourage a level of risk-taking behavior consistent with our business strategy. The Compliance Committee conducts an annual assessment of the risk management process and reports its findings to the Board.

Compensation Risk Assessment

At the direction of the Human Resources and Compensation Committee, representatives of our human resources department conducted a risk assessment of our compensation policies and practices during fiscal 2015. This risk assessment consisted of a review of cash and equity compensation provided to our employees, with a focus on compensation payable to senior executives and incentive compensation plans that provide variable compensation to other employees based upon Company and individual performance. The Human Resources and Compensation Committee and its independent consultant reviewed the findings of this assessment and agreed with the conclusion that our compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and do not create risk that is reasonably likely to have a material adverse effect on us. The following characteristics of our compensation programs support this finding:

•	Our use of different types of compensation vehicles that provide a balance of long- and short-term incentives with fixed and variable components;

•	Our use of a variety of performance metrics, both absolute (e.g., adjusted EPS) and relative to our peers (e.g., total shareholder return);

•	Our practice of looking beyond results-oriented performance in assessing the contributions of a particular executive;

•	Our share ownership requirements;

•	Our executive compensation clawback policy; and

•	The ability of the Human Resources and Compensation Committee to reduce incentive payouts if deemed appropriate.

Anti-Hedging/Anti-Pledging Policy
Our Insider Trading Policy prohibits directors, officers and employees from entering into or trading in puts, calls, cashless collars, options or similar rights and obligations or any other hedging activity involving our securities, other than the exercise of a Company-issued stock option. It also prohibits pledging our securities as collateral under certain circumstances.

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Table of Contents	CORPORATE GOVERNANCE

Transactions with Related Persons

The Nominating and Governance Committee is responsible for the review and, if appropriate, approval or ratification of “related-person transactions” involving us or our subsidiaries and related persons. Under SEC rules, a related person is a director, nominee for director, executive officer or a beneficial owner of 5% or more of our ordinary shares, and their immediate family members. The Board has adopted written policies and procedures that apply to any transaction or series of transactions in which we or one of our subsidiaries is a participant, the amount involved exceeds $120,000 and a related person has a direct or indirect material interest.

Kirsten Fereday, the daughter of director Don M. Bailey, was employed by Mallinckrodt as a Senior Director, Business Analytics and Evaluation through January 23, 2015. Ms. Fereday previously worked for Questcor, which we acquired in August 2014.  Ms. Fereday received total cash compensation for the year ended September 25, 2015 of $288,119 (of which $69,861 was her 2014 bonus under the Questcor bonus plan and $133,796 was a severance payment under the Questcor severance plan). Her unvested stock options and restricted stock (1,079 stock options with an exercise price of $11.62, 3,237 stock options with an exercise price of $26.50 and 10,623 shares of restricted stock) became fully vested upon termination of employment pursuant to the terms of her Questcor award agreements. Ms. Fereday's employment was approved in accordance with our policies and procedures for the review, approval and ratification of related party transactions and Mr. Bailey was not involved in the determination of Ms. Fereday's compensation.

Communications with the Board of Directors

The Board has established a process for interested parties to communicate with members of the Board. If you have a concern, question or complaint regarding our compliance with any policy or law, or would otherwise like to contact the Board, you may reach the Board via e-mail at board.directors@mallinckrodt.com. A direct link to this e-mail address can be found on our website. You may also submit communications in writing or by phone. Please refer to the Board contact information that can be found at www.mallinckrodt.com/Company_Contacts/. All concerns and inquiries are received and reviewed promptly by the Office of the General Counsel. Any significant concerns relating to accounting, internal controls or audit matters are reviewed with the Audit Committee.

All concerns will be addressed by the Office of the General Counsel, unless otherwise instructed by the Audit Committee or the Chairman of the Board. The status of all outstanding concerns is reported to the Chairman of the Board and the Audit Committee on a quarterly basis, and any concern that is determined to pose an immediate threat to us or concern one of our senior officials (any executive officer or any direct report to the President and Chief Executive Officer) is immediately communicated to the Chair of the Audit Committee. The Chairman of the Board or the Audit Committee may determine that certain matters should be presented to the full Board and may direct the retention of outside counsel or other advisors in connection with any concern addressed to them. The Mallinckrodt Guide to Business Conduct prohibits any employee from retaliating against anyone for raising or helping to resolve an integrity question.

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   13

BOARD OF DIRECTORS AND BOARD COMMITTEES

BOARD OF DIRECTORS AND BOARD COMMITTEES

General

Our business, property and affairs are managed under the direction of the Board of Directors, which currently is comprised of 12 members. Directors are kept informed about our business through discussions with the Chairman of the Board and the Chief Executive Officer and other officers, by reviewing materials provided to them, and by participating in meetings of the Board and its committees. During fiscal 2015, the Board held nine meetings. All of our directors attended over 75% of the total of all meetings of the Board and the committees on which they served during their terms in office in fiscal 2015. Our Corporate Governance Guidelines provide that Board members are expected to attend each Annual General Meeting. All of our current Board members attended our 2015 Annual General Meeting.
Board Committees
The Board has a separately designated Audit Committee established in accordance with the Securities Exchange Act of 1934, as amended, as well as a Human Resources and Compensation Committee, a Nominating and Governance Committee, a Compliance Committee and a Portfolio Committee. Membership and chairs of the committees are recommended by the Nominating and Governance Committee and selected by the Board. The committees report on their activities to the Board at each regular Board meeting.
The table below provides Board and committee membership information as of the date of this Proxy Statement.

	Audit Committee	Human Resources and CompensatIon Committee	Nominating and Governance Committee	Compliance Committee	Portfolio Committee
Non-Employee Directors
Melvin D. Booth
Don M. Bailey
David R. Carlucci
J. Martin Carroll
Diane H. Gulyas
Nancy S. Lurker
JoAnn A. Reed
Angus C. Russell
Virgil D. Thompson
Kneeland C. Youngblood, M.D.
Joseph A. Zaccagnino
Employee Director
Mark C. Trudeau
Number of Meetings Held in Fiscal 2015	13	5	5	5	10

Chairman of the Board	Chairperson	Member

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Table of Contents	BOARD OF DIRECTORS AND BOARD COMMITTEES

Audit Committee

The Audit Committee monitors the integrity of our financial statements, the independence and qualifications of the independent auditors, the performance of our internal auditors and independent auditors, our compliance with certain legal and regulatory requirements and the effectiveness of our internal controls. The Audit Committee is responsible for selecting, retaining, evaluating, setting the remuneration of and, if appropriate, recommending the termination of our independent auditors. The members of the Audit Committee are Ms. Reed, Mr. Booth, Ms. Gulyas and Mr. Russell, each of whom is independent under SEC rules and NYSE listing standards applicable to audit committee members. Ms. Reed is the Chair of the Audit Committee. The Board has determined that Ms. Reed is an audit committee financial expert. The Audit Committee held 13 meetings during fiscal 2015. The Audit Committee operates under a charter approved by the Board, which is posted on our website at www.mallinckrodt.com.

Human Resources and Compensation Committee

The Human Resources and Compensation Committee reviews and approves compensation and benefits policies and objectives, determines whether our officers and employees are compensated according to those objectives and carries out the Board’s responsibilities relating to executive compensation. The current members of the Human Resources and Compensation Committee are Mr. Carlucci, Ms. Lurker and Mr. Thompson, each of whom is independent under NYSE listing standards. Mr. Carlucci is the Chair of the Human Resources and Compensation Committee. Ms. Gulyas served as a member of the Human Resources and Compensation Committee until May 21, 2015. The Human Resources and Compensation Committee held five meetings during fiscal 2015. The Human Resources and Compensation Committee operates under a charter approved by the Board, which is posted on our website at www.mallinckrodt.com.

Nominating and Governance Committee

The Nominating and Governance Committee is responsible for identifying individuals qualified to become Board members, recommending to the Board the director nominees for election at the Annual General Meeting, developing and recommending to the Board our Corporate Governance Guidelines, and taking a general leadership role in our corporate governance. The Nominating and Governance Committee also reviews the succession planning process relating to the Chief Executive Officer. The members of the Nominating and Governance Committee are Mr. Zaccagnino, Mr. Carroll and Dr. Youngblood, each of whom is independent under NYSE listing standards. Mr. Zaccagnino is the Chair of the Nominating and Governance Committee. The Nominating and Governance Committee held five meetings during fiscal 2015. The Nominating and Governance Committee operates under a charter approved by the Board, which is posted on our website at www.mallinckrodt.com.

Compliance Committee

The Compliance Committee assists the Board in fulfilling its oversight responsibility with respect to regulatory, healthcare compliance and public policy issues that affect us. The members of the Compliance Committee are Mr. Carroll, Dr. Youngblood and Mr. Zaccagnino, each of whom is independent under NYSE listing standards. Mr. Carroll serves as the Chair of the Compliance Committee. The Compliance Committee held five meetings during fiscal 2015. The Compliance Committee operates under a charter approved by the Board, which is posted on our website at www.mallinckrodt.com.

Portfolio Committee

The Portfolio Committee provides oversight of our portfolio of external business development and internal research and development investments and activities. The members of the Portfolio Committee are Mr. Bailey, Mr. Trudeau and Mr. Booth. Mr. Bailey serves as the Chair of the Portfolio Committee. The Portfolio Committee held 10 meetings during fiscal 2015.

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COMPENSATION OF NON-EMPLOYEE DIRECTORS

COMPENSATION OF NON-EMPLOYEE DIRECTORS

The Board of Directors has approved a compensation structure for non-employee directors consisting of equity awards, an annual cash retainer and supplemental cash retainers. This compensation structure was determined in conjunction with the Nominating and Governance Committee, after reviewing data and analyses from the Nominating and Governance Committee’s independent compensation consultant, Frederic W. Cook & Co., Inc.

Cash Retainers

Board members.  The cash retainers are paid in four quarterly installments at the end of each quarter. Directors joining the Board other than on the first day of a quarter receive a cash retainer pro-rated for the number of days served during their initial quarter of service. During fiscal 2015, the annual cash retainer for all directors was $100,000.

Committee Chairs.  The Chair of the Audit Committee receives a supplemental annual cash retainer of $25,000. The Chair of the Human Resources and Compensation Committee receives a supplemental annual cash retainer of $20,000. The Chairs of the Compliance Committee, the Nominating and Governance Committee and the Portfolio Committee each receive a supplemental annual cash retainer of $15,000.

Committee Members.  Each member of a committee (excluding committee chairs) receives a supplemental annual cash retainer of $5,000.

Non-Executive Chairman of the Board.  Our non-executive Chairman receives a supplemental annual cash retainer of $50,000.

Equity Awards

Restricted Units.  At the time of our 2015 Annual General Meeting, each non-employee director received an annual grant of restricted units with a value of $225,000. Additionally, our non-executive Chairman received, at the time of our 2015 Annual General Meeting, additional restricted units with a value of $112,000. The 2015 awards vest on the date of our 2016 Annual General Meeting.

New directors receive a pro-rated annual equity grant. A pro-rated annual equity grant will not be granted to any new director who commences service less than three months prior to the vesting date.

Other

Pursuant to our Matching Gift Program, we match employee and director contributions to charitable organizations up to $2,500. Directors are also reimbursed for reasonable out-of-pocket expenses incurred in attending Board meetings, committee meetings and shareholder meetings. Directors are provided with chartered private or commercial aircraft in order to travel to and from such meetings.

Director Share Retention and Ownership Guidelines

As set forth in our Corporate Governance Guidelines, all non-employee directors are required to hold Mallinckrodt ordinary shares with a market value of at least five times the annual cash retainer. In determining a director’s ownership, shares held directly as well as shares underlying restricted units subject to time-based vesting are included. Shares underlying unexercised stock options are not included in the calculation. Until the required ownership level is achieved, the non-employee directors are required to retain net after tax shares received upon vesting of restricted units.

The following table provides information concerning the compensation paid by us to each of our non-employee directors for the fiscal year ended September 25, 2015. Compensation for Mark C. Trudeau, our President and Chief Executive Officer, is shown in the Summary Compensation Table. Mr. Trudeau receives no additional compensation for his services as a director.

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Table of Contents	COMPENSATION OF NON-EMPLOYEE DIRECTORS

2015 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Melvin D. Booth	157,500	337,000	500	495,000
Don M. Bailey	115,000	225,000	2,500	342,500
David R. Carlucci	120,000	225,000	0	345,000
J. Martin Carroll	120,000	225,000	2,600	347,600
Diane H. Gulyas	108,750	225,000	2,600	336,350
Nancy S. Lurker	105,000	225,000	100	330,100
JoAnn A. Reed	125,000	225,000	1,000	351,000
Angus C. Russell	105,000	225,000	200	330,200
Virgil D. Thompson	105,000	225,000	250	330,250
Kneeland C. Youngblood, M.D.	107,500	225,000	1,500	334,000
Joseph A. Zaccagnino	117,500	225,000	150	342,650

(1)
The amounts reported reflect the aggregate grant date fair value of restricted units granted in fiscal 2015, calculated in accordance with Accounting Standards Codification 718. The grant date fair value does not necessarily correspond to the actual value that will be recognized by each director, which will likely vary based on a number of factors, including our financial performance, share price fluctuations and applicable vesting. As of September 25, 2015, Mr. Booth had 2,569 unvested restricted units outstanding and each other current director listed in the table above had 1,715 unvested restricted units outstanding.

(2)
Reflects Company match of directors’ charitable contributions pursuant to our Matching Gift Program, as well as a one-time Company match of directors' charitable contributions made in connection with a January 2015 fundraising event.

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COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION OF EXECUTIVE OFFICERS COMPENSATION DISCUSSION AND ANALYSIS
Fiscal 2015 Performance Highlights

Fiscal 2015 was an important and pivotal year for Mallinckrodt.  We continued to make great progress against our overall strategic objective:  to create a highly profitable, specialty pharmaceutical business with a durable, diversified product portfolio that provides valuable therapies for underserved patient populations in areas of high unmet medical need, and is well positioned to drive volume and deliver growth and long-term sustainable value to our shareholders.  We made great strides in pursuing this strategy and transforming our portfolio by delivering near-term value on our acquisitions while at the same time creating platforms to drive organic growth for many years to come.
Key performance highlights for fiscal 2015 include:

•
Net sales were $3.347 billion, compared with $2.082 billion in the prior year, representing a 60.8% increase.  The increase was primarily driven by the inclusion and performance of Acthar®, INOMAX® and OFIRMEV® in the Specialty Brands segment.  Importantly, Acthar net sales were $1.037 billion and Specialty Brands operating income grew $701.9 million;

•	Net income from continuing operations was $310.8 million, compared with a $143.8 million loss in fiscal 2014. The fiscal 2014 loss included a $151.6 million impairment charge;

•	Diluted earnings per share from continuing operations were $2.63 compared with a loss of $2.22 in fiscal 2014;

•	Net cash provided by operating activities was $896.4 million, compared with $373.4 million in fiscal 2014;

•	We completed the acquisitions of Ikaria and Therakos, further expanding our Specialty Brands portfolio; and

•	We announced the planned divestiture of our Contrast Media and Delivery Systems business, and subsequently the transaction was completed on November 27, 2015.
We believe the investments and changes made in fiscal 2015 will result in net revenue growth in fiscal 2016.

Executive Summary

Our executive compensation program is designed to motivate our executives to achieve financial, operational and strategic performance goals that we believe will drive long-term, sustainable value for our shareholders. The program is weighted toward incentive and stock-based compensation so that executives’ actual realized compensation will be higher when we achieve our goals and lower when we fall short. We understand and expect our executives will aggressively pursue our objectives, and have implemented policies and practices to discourage excessive risk-taking behavior.

Guiding Principles for Executive Compensation
To Align our Programs with Shareholder Interests, we:

•
Design our pay programs to help ensure that the long-term incentive pay and the funding of a significant portion of short-term incentive pay of our named executive officers ("NEOs") are linked to our overall performance;

•
Maintain market appropriate share ownership requirements, including 5x base salary for our President and Chief Executive Officer ("CEO") and 3x base salary for our other NEOs, which helps to ensure that they have a significant stake in our long-term success;

•	Grant equity awards that generally vest over a minimum three-year period;

•	Prohibit the repricing or exchange of equity awards without shareholder approval; and

•	Review our compensation programs and policies to ensure they do not encourage excessive risk-taking.

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Table of Contents	COMPENSATION DISCUSSION AND ANALYSIS

To Develop High Caliber Talent, we:

•	Have the Human Resources and Compensation Committee ("HRCC") oversee executive talent and succession planning processes, not just strictly compensation decisions;

•	Involve HRCC members in the executive officer selection process;

•	Conduct annual Management Talent Reviews that assess critical organization capabilities, executive team performance, succession depth and retention risk;

•	Share results of the Management Talent Review for our most senior executives with the HRCC;

•	Solicit performance feedback from the full Board regarding our CEO's performance; and

•	Require annual performance evaluations for all executives.
To Motivate Executives and Align Pay with Performance, we:

•	Maintain executive compensation principles to support and drive our business strategies, goals and values;

•	Weight our executive compensation mix heavily toward variable, rather than fixed compensation;

•
Design our programs to differentiate payouts based upon business and individual performance, so that our programs deliver below target compensation to executives in years with below target performance and deliver above target compensation to executives in years with above target performance; and

•	Include both relative and absolute performance metrics in our long-term performance units program.
To Attract and Retain High Caliber Talent, we:

•	Set our target executive compensation structure competitively with our defined market for talent;

•	Review our executive compensation peer group on a regular basis to help ensure it is representative of our market for talent and our business portfolio;

•	Use multiple industry surveys and advisory resources to help ensure a current understanding of changing market competitive practices; and

•	Provide market competitive benefits for our executive officers.
To Practice Sound Governance, we:

•	Have an executive compensation clawback policy that allows us to recover performance-based cash and equity incentive compensation paid to executives in various circumstances;

•	Do not enter into long-term employment contracts with our executive officers (except as required outside the United States);

•	Provide for "double trigger" severance upon a change in control;

•
Prohibit directors, officers and employees from entering into or trading in puts, calls, cashless collars, options or similar rights and obligations involving our securities, other than the exercise of a Company-issued stock option;

•	Prohibit tax gross-ups to our executives other than for relocation expenses and limited business-related benefits; and

•	Engage an independent compensation consultant as an advisor to the HRCC and formally review the advisor's performance and independence annually.
We believe that executive compensation programs play a key role in driving our performance.
In future years, we expect to continue to drive performance in our business by rewarding executives who deliver strong results.

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   19

COMPENSATION DISCUSSION AND ANALYSIS

Our Named Executive Officers
For purposes of the Compensation Discussion and Analysis ("CD&A") and executive compensation disclosures, the individuals listed below are referred to collectively as our NEOs. They are our CEO, our Chief Financial Officer and our three other most highly compensated executive officers based on fiscal 2015 compensation:

•	Mark Trudeau, President and Chief Executive Officer.

•	Matthew Harbaugh, Senior Vice President and Chief Financial Officer.

•	Frank Scholz, Senior Vice President, Global Operations.

•	Hugh O’Neill, Senior Vice President and President, Autoimmune and Rare Diseases.

•	Gary Phillips, Senior Vice President and Chief Strategy Officer.

 2015 Compensation Program
The following table summarizes the three major elements of our executive compensation program and the objective of each element. They are designed to work together and the HRCC views the executive compensation program as an integrated total compensation program. The mix of compensation elements varies based on an executive’s position and responsibilities.

Element	Key Features	Objective
Base salary	Fixed cash compensation	Offer a stable income, intended to reflect the market value of the executive officer’s role, with differentiation for strategic significance, individual capability and experience
Annual incentive compensation
Market-competitive, performance-based cash bonus opportunity tied to achievement of Company and individual goals

Initial calculation for each executive officer's annual cash incentive is based on performance versus pre-determined goals for corporate performance measures. In addition, each executive officer's individual performance can modify the amount
Focus executive officers on pre-set objectives each year and drive specific behaviors that foster short- and long-term growth and profitability.
Long-term incentive compensation
Awards of stock options, restricted units and performance units

Stock options generally have ten-year terms and vest in four equal installments on each anniversary of the grant date

Restricted units generally vest in four equal installments on each anniversary of the grant date. Each unit is converted into one ordinary share at vesting

Performance units may be earned from 0% to 200% of the target number of units, based on performance over a three-year performance period. For the fiscal 2015-2017 performance period, half of the performance units are based on our adjusted EBITDA margin, while the other half are based on our relative total shareholder return versus a TSR performance peer group, in each case over the performance period. To the extent earned, performance units are delivered as ordinary shares at the end of the performance period

Align the interests of executive officers with the interests of shareholders in long-term growth and stock performance, reward executive officers for the achievement of multi-year performance objectives and shareholder value creation, and promote retention

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Table of Contents	COMPENSATION DISCUSSION AND ANALYSIS

The following charts illustrate, for fiscal 2015, the distribution of value among the three elements of direct compensation — base salary, target annual incentive compensation and target long-term incentive compensation — for our CEO and on average for the other NEOs. (The long-term equity incentive component is based on the dollar value awarded by the HRCC before conversion to the various forms of equity awards — see the “Long-Term Incentive Awards” section of this CD&A). Of target total direct compensation, 90% of our CEO’s and, on average, 77% of the other NEOs’ was variable and at risk, either because it is subject to performance goals, the fluctuations of our stock price, or both.
We provide all employees, including our executive officers, with other benefits, consisting of retirement benefits, including both qualified and non-qualified defined contribution retirement plans, health and welfare benefits, and an employee stock purchase plan. In addition, our executive officers are provided with change in control and severance benefits as well as an executive physical program and an executive financial and tax planning program. These benefits are intended to be competitive with the practices of our peer companies.
Executive Compensation Philosophy
Our compensation philosophy is designed to attract, retain and motivate our executive officers. The core principles of that compensation philosophy are as follows:

•	Compensation should strongly align the interests of executive officers with those of shareholders;

•	Compensation policies and practices should support effective governance;

•	The focus should be on total compensation opportunity (base salary, annual incentive compensation and long-term incentive compensation) with an explicit role for each element;

•	Compensation should be competitive, but not excessive, in order to attract and retain talented executive officers who can achieve our long-term strategic goals and create shareholder value;

•	Compensation that results from performance should deliver above target compensation when we exceed our target goals and below target compensation when our performance falls short of our goals;

•	Compensation should reward corporate, group and individual performance to encourage collaboration and collective interests, while rewarding key contributors;

•	Compensation should support our business strategy in the areas of customer focus, globalization, operational excellence and innovation, as well as our talent strategy;

•	The reward elements should be balanced, with an emphasis on performance-based compensation;

•	Compensation goals and practices should be transparent and easy to communicate, both internally and externally; and

•	Goal setting is a key activity and should be conducted in a rigorous manner resulting in targets that reflect stretch, yet achievable, levels of performance.

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COMPENSATION DISCUSSION AND ANALYSIS

2015 Say-on-Pay Shareholder Vote
At our 2015 Annual General Meeting, we provided our shareholders with the opportunity to cast an advisory vote on our 2014 executive compensation program. Over 97% of the votes cast were voted in favor of the proposal. We believe the 2015 say-on-pay vote indicates that our shareholders are generally supportive of our approach to executive compensation. Accordingly, we did not make changes to our executive compensation arrangements in fiscal 2015 in response to our say-on-pay vote. In the future, we will continue to consider the outcome of advisory say-on-pay votes and other shareholder feedback when making compensation decisions regarding the NEOs.
Compensation Decision-Making
Role of the HRCC and Management.  The HRCC makes all decisions regarding senior management compensation, which includes our NEOs and certain other senior officers. The HRCC reviews our executive compensation policies, practices and plans on an ongoing basis to determine whether they are consistent with our compensation philosophy and objectives, and whether they need to be modified in light of changes in our business or the markets in general. The HRCC meets periodically with management to review compensation policies and specific levels of compensation paid to officers and other key personnel, and approves compensation and programs for NEOs other than our CEO. The HRCC reports to the Board on compensation paid to officers and other key personnel and makes recommendations to the Board regarding CEO compensation policies and programs. In addition, our CEO makes recommendations to the HRCC regarding salary adjustments and the setting of annual and long-term incentive targets and awards for executive officers other than himself, including the other NEOs.
In determining the compensation of a NEO, the HRCC considers various factors, including:

•	Company, business unit and individual performance;

•	Market data on compensation opportunities of officers with similar responsibilities at comparable companies;

•	The officer’s current and future responsibilities and potential contribution to our performance;

•	Retention considerations; and

•	Compensation levels of our executives with similar levels of responsibility (“internal equity”).
Role of the Compensation Consultant.  The HRCC utilizes the services of independent compensation consultants from time to time and has the sole authority to retain, compensate and terminate any such compensation consultants. During fiscal 2015, Frederic W. Cook & Co. Inc. ("Cook & Co.") served as its independent compensation consultant. The HRCC assessed the independence of Cook & Co. and determined that Cook & Co. is independent and that no conflicts of interest exist currently or existed during fiscal 2015. Cook & Co. reports directly to the HRCC and does not provide services to, or on behalf of, any other part of our business. Cook & Co. also has been retained by the Nominating and Governance Committee as its independent compensation consultant in all matters relating to non-employee director compensation. Cook & Co. reviews HRCC materials, attends HRCC meetings, reviews our peer group and competitive positioning of individual executives versus market, assists the HRCC with program design, provides advice to the HRCC as compensation issues arise and provides recommendations on certain specific aspects of our compensation programs.

Peer Group.  When reviewing compensation programs for the NEOs, the HRCC considers the compensation practices of a group of companies of reasonably similar size and that may be in competition with us for talent. Given the rapidly changing business landscape of the pharmaceutical industry, including consolidations, it is important to maintain a current view of peer competitors. The HRCC periodically reviews the peer group and approves changes, based on the recommendation of Cook & Co. For fiscal 2015, the HRCC approved a peer group that included the 15 companies listed below. The specific companies were selected using objective size criteria, in a range that we believe is appropriate for benchmarking executive compensation. We believe the peer group includes companies with which we compete for business, executive talent and/or investment dollars.

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Table of Contents	COMPENSATION DISCUSSION AND ANALYSIS

The following table sets forth the peer group companies approved by the HRCC for use in 2015 competitive analysis of executive compensation:

Actavis plc*	Hospira, Inc.	Salix Pharmaceuticals, Ltd.
Alexion Pharmaceuticals, Inc.	Impax Laboratories, Inc.	Shire plc
Cubist Pharmaceuticals, Inc.	Jazz Pharmaceuticals plc	United Therapeutics Corp.
Endo International plc	Mylan NV	Valeant Pharmaceuticals Intl., Inc.
Hologic, Inc.	Perrigo Company	Vertex Pharmaceuticals Inc.
* Name changed to Allergan plc in June 2015.
In May 2015, the HRCC, with the assistance of Cook & Co., analyzed this peer group to determine whether it should be revised in light of our increased revenue, market capitalization and complexity. In addition, several peer companies were acquired since the last review and were no longer available as peer companies or were less comparable to us due to industry or size. After consideration of various factors, the HRCC made the following changes to the peer group, effective for fiscal 2016:

Peer Companies Removed	Peer Companies Added

Actavis plc [1]	Alkermes plc
Cubist Pharmaceuticals, Inc. [2]	Biogen Idec Inc.
Hologic, Inc. [1]	BioMarin Pharmaceutical Inc.
Hospira, Inc. [2]	Celgene Corp.
Salix Pharmaceuticals, Ltd. [2]	Incyte Corp.
Medivation Inc.
1 Less comparable to us due to industry or size.
2 Acquired since last review.
In selecting the peer group, the HRCC considered revenue and market capitalization, in addition to business similarity and our labor market for executive talent. Fiscal 2016 peer group summary information in terms of revenue for the prior four quarters ended March 31, 2015, market capitalization as of March 31, 2015 and a twelve month average are as follows:

	Last Four Quarters Revenue ($ Millions)	Market Capitalization as of March 31, 2015 ($ MIllions)	Market Capitalization 12 Month Average ($ Millions)
75th Percentile	$6,434	$38,044	$36,775
Median	$1,761	$21,570	$16,292
25th Percentile	$688	$10,385	$9,138

Mallinckrodt	$3,750 [1]	$14,752	$9,224
Mallinckrodt Percentile	64%	32%	25%
1 Mallinckrodt revenue data is based on proforma fiscal 2015 information rather than historical data due to growth in revenue, primarily driven by the inclusion and performance of Acthar, INOMAX and OFIRMEV in the Specialty Brands segment.

The HRCC also reviews compensation data from life sciences and general industry surveys provided by Radford and Towers Watson.

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COMPENSATION DISCUSSION AND ANALYSIS

Fiscal Year 2015 Executive Compensation Decisions

The HRCC reviewed many considerations in making compensation decisions, including external factors such as the dynamic competitive landscape for executive talent, a review of compensation data and market trends from the peer group and external surveys, as well as internal factors specific to us such as our rapid growth, executive tenure and experience, role, and individual performance. The HRCC approved certain increases in base salary, target bonus levels and long-term incentive targets to reflect the increasing size and complexity of the business and keep pace with market competitive pay. In the future, the HRCC will continue to monitor compensation levels and make changes as appropriate.

Base Salary

The HRCC, based in part upon the recommendation of our CEO and considering each NEO's level of responsibility, experience and market data for similar positions at companies in our peer group approved base salary increases for Dr. Phillips and Mr. O'Neill effective December 29, 2014. Salaries for the other NEOs were unchanged during fiscal 2015. A summary of NEO base salaries during fiscal 2015 is shown in the following table:

NEO Base Salaries and Adjustments During Fiscal 2015
	Initial Salary	Ending Salary	Change
Mark Trudeau	$1,000,000	$1,000,000	$0 / 0%
Matthew Harbaugh	$530,000	$530,000	$0 / 0%
Frank Scholz	$430,000	$430,000	$0 / 0%
Hugh O’Neill	$400,000	$475,000	$75,000 / 18.8%
Gary Phillips	$400,000	$475,000	$75,000 / 18.8%
Fiscal 2015 Annual Incentive Awards
Our 2015 Global Bonus Plan is funded on the basis of accomplishment of a preset level of Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, as adjusted for certain items). This maintains tax deductibility under 162(m) of the Internal Revenue Code. The HRCC may exercise its authority to use negative discretion to the funding level in determining bonus amounts provided to NEOs.
During fiscal 2015, each NEO participated in the 2015 Global Bonus Plan which is a component of our Stock and Incentive Plan. For 2015, the HRCC determined the amount payable to our CEO under the 2015 Global Bonus Plan using the following formula:

Individual Annual Incentive Target	×	Individual Funding based on Company Performance	×	Individual Performance Multiplier (0 to 150%)	=	Final 2015 Global Bonus Plan Amount to CEO

For fiscal 2015, the HRCC determined the amount payable to each NEO (other than our CEO) under the 2015 Global Bonus Plan using the following formula:

Target Bonus Pool (the sum of Individual Annual Incentive Targets for the executive officers)	×	Assess Company Performance Target Bonus pool adjusted up or down (0-200% of target) based on Company performance	×	Individual Performance Multiplier (0 to 150%)	=	Final 2015 Global Bonus Plan Amount to Individual NEO

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Table of Contents	COMPENSATION DISCUSSION AND ANALYSIS

For fiscal 2015, the HRCC set award targets for each of our NEOs under the 2015 Global Bonus Plan as a percentage of their base salary. The sum of the targets for each of the executive officers, other than our CEO, formed a pool. Based on the assessment of our performance as determined by the HRCC, the pool is adjusted up or down under the maximum determined by our 162(m) plan. Based on individual performance as recommended by our CEO and determined by the HRCC, individual awards were granted. The total amount of the awards to the executive officers, other than our CEO, cannot exceed the pool approved by the HRCC.

2015 Global Bonus Plan Target as a % of Salary
Target (% of Salary)
Mark Trudeau	125%
Matthew Harbaugh	70%
Frank Scholz	60%
Hugh O’Neill (1)	65%
Gary Phillips (1)	65%

(1) The targets for Mr. O'Neill and Dr. Phillips were increased from 60% to 65% effective at the beginning of fiscal 2015.

Corporate Performance Measures.  For the 2015 Global Bonus Plan, corporate measures were the primary basis for assessing performance. For Dr. Scholz and Mr. O'Neill, this was a change from 2014, when 50% of their measures were corporate and 50% were functional/business. The HRCC made this change to ensure that the executive team would maintain a singular focus on the overall business. At the same time, with the establishment of an overall funding pool for the executive officers other than our CEO, the HRCC established a mechanism to differentiate payouts within the pool based on individual performance.

Financial Objectives. For fiscal year 2015, the corporate performance measures were based upon adjusted earnings per share, or adjusted EPS, net sales revenue and free cash flow. The HRCC believes these measures are key drivers of longer term value creation and key indicators of the current and future strength of our business.

•
Adjusted EPS is defined as diluted earnings per share calculated in accordance with U.S. generally accepted accounting principles ("GAAP"), as adjusted for certain items and their related tax effects. Adjusted EPS is an important measure because it provides a focus on profitable growth and expense control, and is viewed as a strong indicator of sustained performance over the long term.

•
Net sales revenue represents net sales calculated in accordance with GAAP, as adjusted for certain items. Net sales revenue is an important measure because it is a leading indicator of performance and value creation and provides a clear focus on top-line growth.

•
Free cash flow is defined as cash flow from operating activities less net capital expenditures, both calculated in accordance with GAAP, as adjusted for the impacts to operating cash flows from certain items. Free cash flow is an important measure because it provides focus on generating cash to fund operations and research, focuses executives on expense control and is expected to lead to long-term shareholder value creation.

The weighted average funding for the 2015 Global Bonus Plan could range from 0% to 200% of target based upon our performance against these measures. However, the HRCC may apply discretion to further increase funding by 50%, up to a total of 300% and subject to the 162(m) plan funding maximum.

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COMPENSATION DISCUSSION AND ANALYSIS

The following chart summarizes the 2015 Global Bonus Plan design with respect to the corporate performance measures, including the relative weighting, performance targets, actual results and weighted average funding.

Measure	Weighting	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)	Fiscal 2015 Results(1)	Weighted Average Funding
Adjusted EPS(1)	50%	$6.88	$7.35	$8.28	$7.31	48.0%
Net sales revenue (in millions)(1)	30%	$3,563	$3,750	$4,125	$3,608	18.7%
Free Cash Flow (in millions)(1)	20%	$786	$827	$910	$817	17.6%
						84.3%

(1)
The performance measures used for compensation purposes include non-GAAP financial measures which exclude the effects of anticipated items which the HRCC believes do not represent ongoing operating results and/or business trends of the business. The categories of these anticipated items included certain restructuring charges, revenue adjustments related to businesses exited or sold, acquisitions, goodwill or other intangible asset impairment charges, shareholder and other litigation charges, certain legacy tax matters and costs related to separation. These measures as used in our executive compensation programs exclude certain charges that are included within the comparably-titled non-GAAP financial measures included in our quarterly earnings releases. In calculating fiscal 2015 results, the HRCC also excluded the unanticipated impact of foreign currency fluctuations and actions taken to improve the long-term value of certain assets.

Strategic Imperatives. The HRCC identified a need to award performance that supported the accomplishment of strategic imperatives, with a greater ability to adjust the overall size of the executive bonus pool, both negatively and positively, subject to 162(m) limits. The outcome would enable bonuses to reflect individual differentiation when financial performance is at or near maximum.

The key strategic imperatives considered for fiscal 2015, included:

•	Drive growth;

•	Maximize profitability;

•	Advance the portfolio; and

•	Build a high-performance culture.

The HRCC reviewed results in these areas:

Full Year Results
Strategic Imperatives	Fiscal 2015 Imperatives	Results
Drive Growth	Deliver combined budgeted sales target for Acthar and OFIRMEV.	Sales target not met
	Identify and execute surgical pain management strategy.	Met
Maximize Profitability	Initiate plan to deliver SG&A cost savings by 2016.	Underway
Advance the Portfolio	Identify and close transactions which meet corporate strategic and financial metrics, diversify EBITDA, and / or enhance development pipeline and / or enhance net sales growth rate.	Met

Build a High-Performing Culture	Enhance market access, Health Economics and Outcomes Research, Medical Affairs, and Autoimmune and Rare Diseases general manager functions.	Met

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Table of Contents	COMPENSATION DISCUSSION AND ANALYSIS

Following the conclusion of fiscal 2015, a Target Bonus Pool was established based on the sum of the individual executive officer annual incentive targets, other than our CEO, adjusted up or down based on our performance. The HRCC reviewed preliminary payout calculations for each NEO based on the corporate performance measures. It also received input from our CEO on the NEOs (other than our CEO). The HRCC determined the amount of the actual payout based on individual performance, additional contributions by the NEO that were not captured within the financial measures listed above in order to align more closely the final payout with our financial performance and available pool funding. The sum of the final payouts must be "zero-sum," so the total of bonus plan payouts does not exceed the adjusted target pool. The table below reflects the calculations, including individual modifiers, for the NEOs other than our CEO.

	Target and Corporate Multiplier				Individual Modifier				Final 2015 Global Bonus Plan Payout
	Target Bonus Opportunity	x	Multiplier	=	Preliminary Payout	x	Multiplier
Matthew Harbaugh	$371,000	x	84.3%	=	$312,753	x	100%	=	$312,753
Frank Scholz	$258,000	x	84.3%	=	$217,494	x	117%	=	$254,000
Hugh O’Neill	$309,000	x	84.3%	=	$260,487	x	80%	=	$207,869
Gary Phillips	$309,000	x	84.3%	=	$260,487	x	106%	=	$276,600
For our CEO, the Board determined that a payout at the 84.3% level of performance was appropriate, based on company performance and a 100% individual multiplier.

Fiscal 2015 Annual Equity Grants

For fiscal 2015, our long-term incentive compensation program consisted of a mix of performance units (weighted 40%), non-qualified stock options (weighted 40%) and restricted units (weighted 20%) granted under our Stock and Incentive Plan.

Performance units.  We grant performance units to create incentives for executives to achieve long-term performance goals aligned with our multi-year business strategies. Performance units represent unissued ordinary shares; we do not issue ordinary shares until the applicable performance-based vesting requirements are satisfied. The vesting requirements for performance units granted to NEOs during fiscal 2015 are based upon adjusted EBITDA margin and relative total shareholder return, or relative TSR, each weighted at 50%, over a three-year performance period (fiscal 2015 — fiscal 2017).

•
Adjusted EBITDA margin is calculated by taking Adjusted EBITDA (as defined on page 24) and dividing by net sales revenue (as defined on page 25). Adjusted EBITDA margin is used to complement our Global Bonus Plan by focusing management on profit margin and quality of earnings, as it aims to achieve growth objectives.

•
Relative TSR means our total shareholder return as compared against a broad performance peer group of pharmaceutical and life sciences companies, listed below. This group of companies is broader than the peer group of companies used for competitive comparisons of executive compensation, and it includes some companies that are much larger or much smaller than Mallinckrodt. The HRCC believes that use of a larger comparison group for measuring our TSR better reflects our market performance against the broad industry, even though some of the companies in the performance group would not be reasonable comparators for the compensation peer group, because of extreme differences in size. The relative TSR measure provides a “total picture” of our performance and will balance the achievement of absolute internal goals (adjusted EBITDA margin) with relative performance against our peers in a measure that is directly linked with long-term shareholder value creation.

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COMPENSATION DISCUSSION AND ANALYSIS

The relative TSR peer group companies are:

Actelion Ltd.	Eisai Co., Ltd.	Otsuka Holdings Co., Ltd.
Actavis plc	Endo International plc	Pharmacyclics Inc.
Alexion Pharmaceuticals, Inc.	Fresenius SE & Co KGaA	Regeneron Pharmaceuticals Inc.
Allergan Inc. *	Galenica Ltd.	Salix Pharmaceuticals, Ltd. *
Alkermes plc	Gilead Sciences Inc.	Santen Pharmaceutical Co. Ltd.
Astellas Pharma, Inc.	Incyte Corp.	Seattle Genetics Inc.
Biogen Idec Inc.	Ipsen S.A.	Shionogi & Co. Ltd.
BioMarin Pharmaceutical Inc.	Jazz Pharmaceuticals plc	Shire plc
Celgene Corp.	H. Lundbeck A/S	The Medicines Company
Chemical Works of Gedeon Richter plc	Meda AB	Theravance Inc.
Chugai Pharmaceutical Co. Ltd.	Medivation Inc.	UCB SA
Cubist Pharmaceuticals, Inc. *	Merck KGaA	United Therapeutics Corp.
Daiichi Sankyo Company, Ltd.	Orion Oyj	Valeant Pharmaceuticals Intl.
Vertex Pharmaceuticals Inc.
*removed from TSR peer group as a result of acquisition

These companies were selected because they are similar to us in industry and represent potential alternative investment choices for our shareholders.

Non-qualified stock options.  We grant stock options to create incentives for our executives to take actions and make decisions that create long-term shareholder value and stock price growth. Non-qualified stock options generally permit a NEO to purchase ordinary shares at a per-share exercise price equal to the fair market value of ordinary shares on the date of grant. Fair market value is equal to the closing price of ordinary shares as reported on the NYSE on the grant date. Options granted to NEOs during fiscal 2015 generally have a 10 year term and vest one-quarter annually beginning on the first anniversary of the grant date.

Restricted units.  We grant restricted units to align the interests of management and shareholders and to promote retention of key talent over the vesting period. Restricted units represent unissued ordinary shares; we do not issue ordinary shares until the applicable vesting requirements are satisfied. When the vesting requirements are satisfied, the executive receives ordinary shares without restriction. Restricted units granted to NEOs during fiscal 2015 vest one-quarter annually beginning on the first anniversary of the grant date.

The HRCC with input from our CEO, for the other NEOs, and considering each NEO's level of responsibility and market data for similar positions at companies in our peer group, sets long-term incentive grant value targets as percentages of base salary. For fiscal 2015, the target levels for each of the NEOs were increased to reflect levels of responsibility and market data for similar positions in our peer group. The HRCC then converted these grant values to equity amounts based on grant-date fair values. By using this value approach, the number of stock options, restricted units and performance units will vary from year to year based on, among other things, our share price at the time of grant, even though the awards may have the same dollar value under the valuation methodologies. The table below sets forth the target long-term incentive compensation grant value as a percentage of annual base salary for the fiscal 2015 equity awards, along with the target number of performance units, and the number of stock options and restricted units granted to each NEO.

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Table of Contents	COMPENSATION DISCUSSION AND ANALYSIS

Fiscal 2015 Long-Term Incentive Compensation

Name	Target (% of Salary)	Target Number of Performance Units	Number of Stock Options	Number of Restricted Units
Mark Trudeau	775%	26,367	108,014	15,986
Matthew Harbaugh	350%	6,311	25,854	3,827
Frank Scholz	250%	3,658	14,983	2,218
Hugh O’Neill	250%	4,041	16,551	2,450
Gary Phillips	250%	4,041	16,551	2,450

Other Benefits

We provide NEOs the same benefits that are provided to all employees, including retirement benefits, health and welfare benefits, and an employee stock purchase plan. In addition, our executive officers are provided with certain additional benefits, intended to be competitive with the practices of our peer companies.

Retirement Benefits.  The NEOs are eligible to participate in our Retirement Savings and Investment Plan (“Mallinckrodt Retirement Savings Plan”), which is our 401(k) plan available to all eligible U.S. employees, and our Supplemental Savings and Retirement Plan (“Mallinckrodt Supplemental Savings Plan”), our non-qualified deferred compensation plan in which executive officers and other senior employees may participate. The Mallinckrodt Supplemental Savings Plan is a so-called “excess” plan that extends the 401(k) benefits beyond Internal Revenue Code limitations. For more information regarding the Mallinckrodt Supplemental Savings Plan, see “Executive Compensation — Non-Qualified Deferred Compensation.”

Bonus for Stock Exchange Program. During fiscal 2015, we established the Bonus for Stock Exchange Program to provide an additional opportunity for executive officers and other senior employees to accumulate ordinary shares. Under this program, participating employees may elect to exchange all or a portion of their bonus (not to exceed the target level) for restricted units granted on January 4, 2016. The company matches an additional 25% amount in restricted units as compensation for the delay in receiving the bonus and the risk of forfeiture. Amounts deferred pay out in the form of ordinary shares, in three equal annual increments beginning on the first anniversary of grant. Mr. Trudeau, Mr. Harbaugh and Dr. Scholz all elected to participate in this program and exchanged 10%, 15% and 100% respectively, of their bonuses for restricted units.

Health and Welfare Benefits.  The health and welfare benefits we provide to the NEOs are offered to all eligible U.S. based employees and include medical, dental, prescription drug, vision, life insurance, accidental death and dismemberment, business travel accident, personal and family accident, flexible spending accounts, short- and long-term disability coverage and an employee assistance program.

Additional Benefits.  We maintain an executive physical examination program and an executive financial and tax planning program for senior-level employees. These programs are intended to encourage executives to proactively manage their health and complex financial/tax situations, thereby enabling them to focus on the business. The benefits are periodically benchmarked versus comparable companies and intended to be competitive for our industry. We reimburse executive officers for the income taxes associated with limited business-related benefits such as spouse or guest travel to our annual national sales incentive program, if such executive officer is required to attend. In such instances, the spouse or guest is expected to attend and help entertain and participate in events with our sales force employees and their spouses. We have elected to pay the income taxes for these business-related benefits because we believe they are business expenses. These benefits represent a very small portion of an executive officer’s overall compensation and provide a benefit to us and our shareholders.

Employee Stock Purchase Plan.  Effective October 1, 2013, we began maintaining a broad-based employee stock purchase plan (the "Prior Plan") that provides eligible employees, including the NEOs, with the opportunity to purchase ordinary shares. Eligible employees authorize payroll deductions to be made for the purchase of ordinary shares and, for fiscal 2015, we provided a 15% matching contribution for all employees who participated in this

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COMPENSATION DISCUSSION AND ANALYSIS

program for up to $25,000 of an employee’s payroll deductions in any calendar year. All shares are purchased on the open market by a designated broker and are required to be held by participants for 12 months after purchase.
In September 2015, our Board of Directors adopted our 2016 Employee Stock Purchase Plan, which we refer to as the ESPP, subject to shareholder approval. The ESPP is designed to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. Shareholder approval of the ESPP is required in order to comply with the requirements of Section 423 so that certain tax benefits will be available to our employees. If the ESPP is approved by our shareholders, the Prior Plan will be terminated effective upon implementation of the ESPP and no additional shares will be offered for purchase under the Prior Plan after that date. If the ESPP is not approved, the ESPP will not become effective and the Prior Plan will continue in effect in accordance with its terms. The proposed ESPP is attached to this Proxy Statement as Appendix A.

Severance Benefits.  We maintain an executive severance plan that provides benefits to our senior executives upon an involuntary termination of employment for any reason other than cause, permanent disability or death. We provide this plan to enable our executives to devote their full attention to our business by ensuring they will have some financial security in the event of an involuntary termination of employment without cause. Severance benefits, in the form of base salary continuation, bonus and health benefits are generally payable for 18 months (24 months for our CEO) following a qualifying termination of employment. Executives whose employment is involuntarily terminated without cause during the first twelve months of employment receive base salary continuation and health benefits for 9 months (12 months for our CEO) and do not receive bonus. Receipt of these benefits is conditioned upon the executive signing a release of any claims against us.

Change in Control Benefits.  We maintain a change in control plan that provides benefits to certain senior executives upon an involuntary termination of employment or good reason resignation that occurs during a period shortly before and continuing after a change in control (a double trigger arrangement). We provide this plan to encourage our executives to remain neutral in the face of a potential transaction that may benefit shareholders but result in the loss of the executive’s employment. Benefits are generally payable following a qualifying termination of employment in a lump-sum cash payment equal to 1.5 times (2 times for our CEO) the sum of the executive’s base salary and the average of the executive’s bonus for the previous three fiscal years. Additional benefits provided upon a change in control termination include full vesting of outstanding equity awards (double-trigger), continued subsidy for health plan premiums for an 18-month period (24 months for our CEO) and outplacement services. Receipt of change in control severance benefits is conditioned upon the executive signing a release of any claims against us. The plan does not provide excise tax gross-ups.

Share Ownership Requirements

To reinforce the alignment of management and shareholder interests, the Board established share ownership requirements under which NEOs are expected to hold equity with a value expressed as a multiple of base salary as follows:

CEO	5 times base salary
Other NEOs	3 times base salary

In determining an executive’s ownership, shares held directly as well as shares underlying restricted units (less a 40% tax assumption) are included. Shares underlying unexercised stock options and unvested performance units are not included in the calculation. Until the required share ownership level is achieved, the executives are required to retain at least fifty percent of net profit shares. Net profit shares are shares remaining after payment of the exercise price, if applicable, and taxes upon the exercise of stock options, vesting of restricted units, and earn-out of performance units. As of the end of fiscal 2015, Mr. Trudeau and Mr. Harbaugh met their ownership requirements and the other NEOs have made progress toward meeting their ownership requirements.

Anti-Hedging/Anti-Pledging Policy

Our Insider Trading Policy prohibits directors, officers and employees from entering into or trading in puts, calls, cashless collars, options or similar rights and obligations or any other hedging activity involving our securities, other than the exercise of a Company-issued stock option. It also prohibits pledging our securities as collateral under certain circumstances.

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Compensation Recovery Policy

In the event of a restatement of financial or operating results due to material non-compliance with financial reporting requirements, the HRCC is authorized to recover any incentive compensation that was overpaid to certain employees, including NEOs, taking into account such factors as the HRCC deems appropriate, including whether the employee engaged in misconduct or negligent conduct that caused or contributed to the restatement and the amount of any overpayment.

Deductibility of Executive Compensation

The HRCC has generally intended to structure our executive compensation in a manner designed to qualify for deductibility under Section 162(m) of the Internal Revenue Code when consistent with our overall compensation program objectives, while also maintaining maximum flexibility in the design of our compensation programs and in making appropriate payments to NEOs.

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COMPENSATION OF EXECUTIVE OFFICERS

Compensation Committee Report on Executive Compensation

The Human Resources and Compensation Committee ("HRCC") is responsible for the oversight of our compensation programs on behalf of the Board of Directors. In fulfilling these responsibilities, the HRCC has reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement.

Based on the review and discussions referred to above, the HRCC recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Mallinckrodt's Proxy Statement for the 2016 Annual General Meeting of Shareholders, which will be filed with the Securities and Exchange Commission.

Human Resources and Compensation Committee
David R. Carlucci, Chairman
Nancy S. Lurker
Virgil D. Thompson

32  MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement

Table of Contents	COMPENSATION OF EXECUTIVE OFFICERS

Executive Compensation Tables
SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Mark C. Trudeau	2015	1,005,769	—	4,445,289	2,995,289	1,053,750	228,409	9,728,506
President and Chief Executive Officer	2014	905,769	—	2,208,460	1,440,274	1,850,000	98,173	6,502,676
	2013	723,942	100,000	4,315,055	4,931,881	885,564	84,347	11,040,789
Matthew K. Harbaugh	2015	533,462	—	1,064,059	716,946	312,753	72,256	2,699,476
Senior Vice President and Chief Financial Officer	2014	465,385	139,755	504,927	329,273	653,270	47,626	2,140,236
	2013	380,554	—	581,814	820,031	402,021	33,283	2,217,703
Frank Scholz	2015	430,000	—	616,732	415,487	254,000	57,366	1,773,585
Senior Vice President, Global Operations	2014	905,269	500,000	445,621	335,456	275,011	17,166	2,478,523
Hugh M. O’Neill	2015	454,808	—	681,283	458,968	207,869	459,032	2,261,960
Senior Vice President and President, Auto Immune and Rare Diseases	2014	400,000	—	552,644	416,092	480,000	593,076	2,441,812
Gary M. Phillips	2015	454,808	—	681,283	458,968	276,600	264,114	2,135,773
Senior Vice President and Chief Strategy Officer	2014	369,231	80,000	440,404	331,585	449,670	327,350	1,998,240

(1)
The amounts reported represent the aggregate grant date fair value, computed in accordance with Accounting Standards Codification 718 (“ASC 718”), of restricted units, performance units and stock option awards granted to each of our NEOs during fiscal 2015. Further information regarding the fiscal 2015 awards is included in the Fiscal 2015 Grants of Plan-Based Awards Table, the Outstanding Equity Awards at 2015 Fiscal Year-End Table and the CD&A.

Amounts reported do not correspond to the actual value that may be recognized by the NEOs, which may be higher or lower based on a number of factors, including our performance, stock price fluctuations and applicable vesting. For additional information relating to assumptions made in the valuation for current year awards reflected in these columns, see Note 14 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended September 25, 2015.

(2)
The amounts reported represent annual incentive cash awards paid to the NEOs under our 2015 Global Bonus Plan. For information regarding the calculation of these awards, see the CD&A. Mr. Trudeau, Mr. Harbaugh and Dr. Scholz elected to participate in our Bonus for Stock Exchange Program and exchanged 10%, 15% and 100%, respectively, of their bonuses for restricted units that were granted on January 4, 2016.

(3)
The amounts reported represent the aggregate dollar amount for each NEO for employer contributions to the Retirement Savings Plan, employer credits to the Supplemental Savings Plan, employer contributions to the Employee Stock Purchase Plan, executive financial planning, relocation benefits, severance benefits and tax reimbursements attributable to imputed income to the NEO related to personal travel of spouses or guests that accompanied them to our national sales incentive program. In such instances, the spouse or guest is expected to attend and help entertain and participate in events with our sales force employees and their spouses. We have elected to pay the income taxes for these business-related additional benefits because we believe they are business expenses. The following table shows the specific amounts included in the All Other Compensation column of the Summary Compensation Table for fiscal 2015.

ALL OTHER COMPENSATION

Name and Principal Position	Contributions to Retirement Savings Plan ($)	Credits to Supple-mental Savings Plan ($)	Contributions to Employee Stock Purchase Plan ($)	Relocation Benefits ($)	Executive Financial Planning ($)	Tax Reimburse-ment Payments ($)	Total ($)
Mark C. Trudeau	15,796	155,446	—	—	12,409	44,758	228,409
Matthew K. Harbaugh	15,718	39,886	4,112	—	12,540	—	72,256
Frank Scholz	19,569	22,732	3,750	—	11,315	—	57,366
Hugh M. O’Neill	13,431	42,658	—	380,522	10,741	11,680	459,032
Gary M. Phillips	15,900	38,639	—	197,422	12,153	—	264,114

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COMPENSATION OF EXECUTIVE OFFICERS

Grants of Plan-Based Awards
The following table provides information concerning the annual cash incentive awards and equity incentive awards granted to each of our NEOs in fiscal 2015 under the Stock and Incentive Plan.

•	“GBP” is the annual cash incentive award payable pursuant to our 2015 Global Bonus Plan.

•	“PSUs” are restricted unit awards subject to performance-based vesting.

•	“RSUs” are restricted unit awards subject to time-based vesting.

•	“Options” are nonqualified stock options subject to time-based vesting.
For a more complete understanding of the table, please read the related narrative.
FISCAL 2015 GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Date of Commit-tee Action	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All other Stock Awards: Number of Shares of Stock or Units (#)		All other Option Awards: Number of Securities Under-lying Options (#)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mark C. Trudeau
GBP			625,000	1,250,000	3,750,000
PSUs	1/2/2015	11/20/2014				6,592	26,367	52,734						2,895,286
RSUs	1/2/2015	11/20/2014							15,986	(4)				1,550,003
Options	1/2/2015	11/20/2014									108,014	(4)	96.96	2,995,289
Matthew K. Harbaugh
GBP			185,500	371,000	1,113,000
PSUs	1/2/2015	11/20/2014				1,578	6,311	12,622						692,993
RSUs	1/2/2015	11/20/2014							3,827	(4)				371,066
Options	1/2/2015	11/20/2014									25,854	(4)	96.96	716,946
Frank Scholz
GBP			129,000	258,000	774,000
PSUs	4/1/2015	11/20/2014				915	3,658	7,316						401,675
RSUs	4/1/2015	11/20/2014							2,218	(4)				215,057
Options	4/1/2015	11/20/2014									14,983	(4)	96.96	415,487
Hugh M. O’Neill
GBP			154,500	309,000	927,000
PSUs	1/2/2015	11/20/2014				1,010	4,041	8,082						443,731
RSUs	1/2/2015	11/20/2014							2,450	(4)				237,552
Options	1/2/2015	11/20/2014									16,551	(4)	96.96	458,968
Gary M. Phillips
GBP			154,500	309,000	927,000
PSUs	1/2/2015	11/20/2014				1,010	4,041	8,082						443,731
RSUs	1/2/2015	11/20/2014							2,450	(4)				237,552
Options	1/2/2015	11/20/2014									16,551	(4)	96.96	458,968

(1)
The amounts reported reflect threshold, target and maximum award amounts for fiscal 2015 that were set in fiscal 2015 under the Global Bonus Plan, which is an element of our Stock and Incentive Plan. The actual amounts earned by each NEO pursuant to such awards are reported under the Non-Equity Plan Incentive Compensation column of the Summary Compensation Table. The maximum calculated award based upon corporate metrics is 200% of target, but the HRCC may apply discretion of up to 50%, making the effective maximum 300% of target; subject to negative discretion under the 162(m) plan funding maximums.

(2)
The amounts reported reflect threshold, target and maximum award amounts for performance units granted to each of our NEOs during fiscal 2015. The vesting of performance units is contingent upon the satisfaction of performance based vesting requirements of adjusted EBITDA margin and relative TSR, each weighted at 50%, over a three-year performance period (fiscal 2015 — fiscal 2017).

(3)
The amounts reported represent the aggregate grant date fair value, computed in accordance with ASC 718 of performance units, restricted units and stock option awards issued to each of our NEOs during fiscal 2015.

(4)	Grants of stock options and restricted units scheduled to vest in four equal amounts on each of January 2, 2016, 2017, 2018 and 2019.

34  MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement

Table of Contents	COMPENSATION OF EXECUTIVE OFFICERS

Outstanding Equity Awards at Fiscal Year-End
The following table provides information regarding outstanding stock option awards and unvested restricted unit and performance unit awards held by each NEO and the corresponding market value as of September 25, 2015. For a more complete understanding of the table, please read the footnotes that follow the table.
OUTSTANDING EQUITY AWARDS AT 2015 FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Mark C. Trudeau	—	17,904	(1)	37.85	1/31/2022	4,022	(2)	275,306	23,046	(3)	1,577,499
	—	38,875	(4)	41.73	12/2/2022	8,642	(5)	591,545	26,367	(19)	902,411
	—	234,437	(6)	44.00	6/30/2023	81,819	(7)	5,600,511
	—	63,542	(8)	51.35	1/1/2024	10,517	(9)	719,889
	—	108,014	(17)	96.96	1/2/2025	15,986	(18)	1,094,242
Matthew K. Harbaugh	12,120	10,542	(11)	33.67	11/30/2021	2,102	(10)	143,882	5,269	(3)	360,663
	5,182	1,730	(13)	37.85	1/31/2022	386	(12)	26,422	3,156	(19)	209,547
	7,979	7,979	(4)	41.73	12/2/2022	1,772	(5)	121,293
	—	25,072	(6)	44.00	6/30/2023	8,750	(7)	598,938
	4,842	14,527	(8)	51.35	1/1/2024	2,405	(9)	164,622
	—	25,854	(17)	96.96	1/2/2025	3,827	(18)	261,958
Frank Scholz	2,490	7,473	(14)	62.59	3/31/2024	1,237	(15)	84,673	2,710	(16)	185,500
	—	6,227	(14)	62.59	3/31/2024	2,062	(15)	141,144	3,658	(19)	125,195
	—	14,983	(17)	96.96	1/2/2025	2,218	(18)	151,822
Hugh M. O’Neill	—	9,414	(8)	51.35	1/1/2024	3,116	(9)	213,290	4,097	(3)	280,440
	3,765	11,297	(8)	51.35	1/1/2024	1,870	(9)	128,002	4,041	(19)	138,303
	—	16,551	(17)	96.96	1/2/2025	2,450	(18)	128,002
Gary M. Phillips	—	7,502	(8)	51.35	1/1/2024	2,483	(9)	169,961	3,265	(3)	216,785
	3,000	9,003	(8)	51.35	1/1/2024	1,491	(9)	102,059	4,014	(19)	137,379
	—	16,551	(17)	96.96	1/2/2025	2,450	(18)	167,703
Unless otherwise specified, stock option and restricted unit awards vest one-quarter annually, beginning on the first anniversary of the grant date.

(1)
Represents stock options granted on February 1, 2012 to Mr. Trudeau in connection with his commencement of employment with Covidien as President of its Pharmaceuticals business, which vest fifty percent on each of the 3rd and 4th anniversaries of the grant date.

(2)
Represents restricted units granted on February 1, 2012 to Mr. Trudeau in connection with his commencement of employment with Covidien as President of its Pharmaceuticals business, 3,148 of which vest on 3rd anniversary of the grant date and 8,042 of which vest fifty percent on each of the 3rd and 4th anniversaries of the grant date.

(3)
Represents performance units granted on January 2, 2014, which vest at the end of the fiscal 2014 - 2016 performance cycle. The amounts reported in this column are based on achievement at the 97% level.

(4)	Represents stock options granted on December 3, 2012, which vest one third on each of the 2nd, 3rd and 4th anniversaries of the grant date.

(5)	Represents restricted units granted on December 3, 2012, which vest one third on each of the 2nd, 3rd and 4th anniversaries of the grant date.

(6)	Represents stock options granted on July 1, 2013 in connection with the separation from Covidien, which vest fifty percent on each of the 3rd and 4th anniversaries of the grant date.

(7)
Represents restricted units granted on July 1, 2013 in connection with the separation from Covidien, which vest fifty percent on each of the 3rd and 4th anniversaries of the grant date; except for the grant to Mr. Trudeau, which vests in full on the 5 th anniversary of the grant date.

(8)	Represents stock options granted on January 2, 2014, which vest twenty five percent on each of the 1st, 2nd, 3rd and 4th anniversaries of the grant date.

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COMPENSATION OF EXECUTIVE OFFICERS

(9)	Represents restricted units granted on January 2, 2014, which vest twenty five percent on each of the 1st, 2nd, 3rd and 4th anniversaries of the grant date.

(10)	Represents restricted units granted on December 1, 2011, which vest fifty percent on each of the 3rd and 4th anniversaries of the grant date.

(11)	Represents stock options granted on December 1, 2011, which vest fifty percent on each of the 3rd and 4th anniversaries of the grant date.

(12)	Represents restricted units granted on February 1, 2012 to Mr. Harbaugh as a supplemental award, which vest fifty percent on each of the 3rd and 4th anniversaries of the grant date.

(13)	Represents stock options granted on February 1, 2012 to Mr. Harbaugh as a supplemental award, which vest fifty percent on each of the 3rd and 4th anniversaries of the grant date.

(14)	Represents stock options granted on April 1, 2014, which vest twenty five percent on each of the 1st, 2nd, 3rd and 4th anniversaries of the grant date.

(15)	Represents restricted units granted on April 1, 2014, which vest twenty five percent on each of the 1st, 2nd, 3rd and 4th anniversaries of the grant date.

(16)	Represents performance units granted on April 1, 2014, which vest at the end of the fiscal 2014 - 2016 performance cycle. The amounts reported in this column are based on achievement at the 97% level.

(17)	Represents stock options granted on January 2, 2015, which vest twenty five percent on each of the 1st, 2nd, 3rd and 4th anniversaries of the grant date.

(18)	Represents restricted units granted on January 2, 2015, which vest twenty five percent on each of the 1st, 2nd, 3rd and 4th anniversaries of the grant date.

(19)
Represents performance units granted on January 2, 2015, which vest at the end of the fiscal 2015 — 2017 performance cycle. The amounts reported in this column are based on achievement at the 50% level.

Option Exercises and Stock Vested
The following table provides information regarding the number of stock options exercised by NEOs during fiscal 2015 and the value realized from the exercise of such awards. The table also provides information regarding the vesting of restricted units during fiscal 2015.
FISCAL 2015 OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mark C. Trudeau	58,522	3,327,834	14,995	1,493,935
Matthew K. Harbaugh	37,617	3,628,619	8,309	749,591
Frank Scholz	—	—	412	51,385
Hugh M. O’Neill	—	—	623	60,406
Gary M. Phillips	—	—	496	48,092

36  MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement

Table of Contents	COMPENSATION OF EXECUTIVE OFFICERS

Non-Qualified Deferred Compensation
The following table provides information with respect to fiscal 2015 non-qualified deferred compensation for each NEO. For more information regarding information contained in the table and the material terms of our non-qualified deferred compensation plan, please read the related narrative and footnotes that follow the table.
FISCAL 2015 NON-QUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings(Loss) in Last FY ($)(3)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last FYE ($)(4)
Mark C. Trudeau	148,750	155,446	(380)	—	612,956
Matthew K. Harbaugh	27,112	39,886	(1,242)	—	193,890
Frank Scholz	215,000	22,732	(16,655)	—	316,847
Hugh M. O’Neill	102,490	42,658	(3,545)	—	152,353
Gary M. Phillips	38,369	38,369	(1,671)	—	79,348

(1)
The amounts reported include amounts deferred by the NEOs during fiscal 2015 under our Supplemental Savings Plan. All amounts reported in this column are also included in the Salary and/or Non-Equity Incentive Plan Compensation columns in the Summary Compensation Table.

(2)
The amounts reported include amounts that we credited to our Supplemental Savings Plan on behalf of the NEOs in fiscal 2015. These amounts are included in the amounts set forth in the All Other Compensation column of the Summary Compensation Table for fiscal 2015 and are specifically broken out in footnote 3 to the Summary Compensation Table.

(3)
The amounts reported include earnings credited to the NEO’s account in the Supplemental Savings Plan. Earnings on amounts credited to the Supplemental Savings Plan are determined by investment selections made by each NEO in investment alternatives that generally mirror investment choices offered under the Retirement Savings Plan (our 401(k) plan).

(4)	The amounts reported for each NEO includes the NEO’s total balance in our Supplemental Savings Plan as of September 25, 2015.
Supplemental Savings Plan.  Under the Supplemental Savings Plan, participants, including NEOs, may defer up to 50% of their base salary and 75% of their annual bonus. We provide matching credits based on the participant’s deferred base salary and bonus at the same rate that such participant is eligible to receive matching contributions under the Retirement Savings Plan and Company credits on any cash compensation (i.e., base and bonus) that the participant earns during a calendar year in excess of applicable IRS limits ($265,000 for 2015). Participants are fully vested in matching and Company credits (including earnings on such credits) upon completion of two years of service. The Supplemental Savings Plan is a non-qualified deferred compensation plan that is maintained as an unfunded “top-hat” plan and is designed to comply with Internal Revenue Code Section 409A. Amounts credited to the Supplemental Savings Plan as participant deferrals or Company credits may also be credited with earnings (or losses) based upon investment selections made by each participant from investments that generally mirror investments offered under the Retirement Savings Plan. Participants may elect whether they will receive a distribution of their Supplemental Savings Plan account balances upon termination of employment or at a specified date. Distributions can be made in a lump sum or in up to 15 annual installments.
Under the Retirement Savings Plan, we make an automatic contribution of three percent (3%) of an employee’s eligible pay, irrespective of whether the employee contributes to such plan. Additionally, we match fifty cents ($0.50) for every one dollar ($1.00) employees contribute, up to the first six percent (6%) of eligible pay.

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   37

COMPENSATION OF EXECUTIVE OFFICERS

Potential Payments upon Termination
Severance Plan.  For all of the NEOs, severance benefits are payable pursuant to the Mallinckrodt Severance Plan for U.S. Officers and Executives. Under the Severance Plan, benefits are payable to eligible executives, including NEOs, upon an involuntary termination of employment for any reason other than cause, permanent disability or death. Post-termination benefits consist of:

•	Continuation of base salary for a period of 18 months (24 months for our CEO);

•	Payment of 1.5 times the average of the executive’s bonus for the previous three fiscal years (two times the average of the previous three fiscal year bonuses for our CEO);

•	Continuation of health and dental benefits at active employee rates for a period of up to 18 months (24 months for our CEO);

•	12 months accelerated vesting of unvested stock options;

•	12 months to exercise vested stock options (unless a longer period is provided in the applicable award agreement);

•	12 months accelerated vesting of unvested restricted unit awards that are subject solely to time-based vesting;

•	12 months accelerated vesting of unvested performance unit awards if, and to the extent that, the HRCC determines that the applicable performance criteria have been attained;

•	Outplacement services, at our discretion, for up to 12 months; and

•	Payment of a pro-rata portion of the executive’s annual incentive cash award for the fiscal year in which such executive’s employment terminates.
Notwithstanding the foregoing, employees with less than one year of service will be entitled to continuation of one-half base salary and will not be entitled to any payment in connection with the executive’s bonus.
Upon a termination of employment other than for cause, including an involuntary termination of employment where the executive becomes eligible for severance benefits, executives, including NEOs, forfeit all unvested restricted unit and performance unit awards and stock options that do not vest within 12 months after the executive’s employment termination date.
Change in Control Plan.  For all NEOs, change in control severance benefits are payable pursuant to the Mallinckrodt Change in Control Severance Plan for Certain U.S. Officers and Executives. Under the Change in Control Plan, benefits are payable to eligible executives, including NEOs, only if the plan’s double trigger requirements are satisfied, meaning that, in order to receive any of the following benefits, the executive must experience an involuntary termination of employment or good reason resignation during a period that begins 60 days before and ends 2 years after a change in control. Post-termination benefits consist of:

•	A single lump sum payment equal to 18 months of the executive’s base salary (24 months for our CEO);

•	A single lump sum payment equal to 1.5 times the average of the executive’s bonus for the previous three fiscal years (2 times the average of the previous three fiscal year bonuses for our CEO);

•	Continuation of health and dental benefits at active employee rates for a period of up to 18 months (24 months for our CEO);

•	Full vesting of unvested stock options;

•	12 months to exercise vested stock options (unless a longer period is provided in the applicable option agreement);

•	Full vesting of unvested restricted unit awards that are subject solely to time-based vesting;

•
Full vesting of unvested performance unit awards if, and to the extent that, the HRCC determines that the applicable performance criteria have been or will be attained or would have been attained during the 18-month period after the executive’s employment terminates (24-month period for our CEO);

•	Outplacement services, at our discretion, for up to 12 months; and

•	Payment of a pro-rata portion of the executive’s annual incentive cash award for the fiscal year in which such executive’s employment terminates.

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Table of Contents	COMPENSATION OF EXECUTIVE OFFICERS

The payment of benefits under our Severance Plan and our Change in Control Plan is conditioned upon the executive executing a general release in favor of us and is subject to the terms of the Non-Competition, Non-Solicitation, and Confidentiality Agreement by and between the executive and us, under which the executive agreed not to disclose confidential Company information at any time and not to compete with us nor solicit our employees or customers, for a period of one year following termination of employment. We may cancel benefits that are payable or seek to recover benefits previously paid if the executive does not comply with these provisions or violates the release of claims. Payments may be delayed until six months after termination of employment if necessary to comply with Internal Revenue Code Section 409A.
Upon a termination of employment for cause, executives, including NEOs, are not eligible for severance benefits under our Severance Plan or our Change in Control Plan and forfeit all unvested stock options, restricted units and performance units. In addition, the stock options, restricted units and performance units include a “claw-back” feature pursuant to which we may recover the amount of any profit the NEO realized upon the exercise of stock options, or the vesting of restricted units or performance units, during the 12-month period that occurs immediately prior to the executive officer’s involuntary termination of employment for cause.
For purposes of our Severance Plan and our Change in Control Plan, as well as the “claw-back” feature discussed in the preceding sentence, “cause” means substantial failure or refusal of the NEO to perform the duties and responsibilities of his job as required by us, violation of any fiduciary duty owed to us, conviction of a felony or misdemeanor, dishonesty, theft, violation of our rules or policies, including a violation of our Guide to Business Conduct, or other egregious conduct that has or could have a serious and detrimental impact on us and our employees.
For purposes of the Change in Control Plan, “good reason” means any retirement or termination of employment by the NEO that is not initiated by us and that is caused by any one or more of the following events, in each case, without the NEO’s written consent: (i) assignment to the NEO of any duties inconsistent in any material respect with the NEO’s authority, duties or responsibilities as in effect immediately prior to the change in control; (ii) a material diminution in the authority, duties or responsibilities of the supervisor to whom the NEO is required to report as in effect immediately prior to the change in control; (iii) a material change in the geographic location at which the NEO must perform services to a location that is more than 50 miles from the NEO’s principal place of business immediately preceding the change in control; (iv) a material reduction in the NEO’s compensation and benefits, taken as a whole, as in effect immediately prior to the change in control; (v) our failure to obtain a satisfactory agreement from any successor to assume and agree to perform our obligations to the NEO under such plan; or (vi) a material diminution in the budget over which the NEO retains authority. Additionally, “good reason” will only exist if the NEO provides written notice stating the good reason event, we do not cure such event, and the NEO terminates employment within a certain period of time after the end of the cure period.
Other Termination Benefits.  The terms of our annual incentive plan and equity plan provide for certain benefits upon a NEO’s termination of employment due to death, disability or retirement. For this purpose, normal retirement occurs where an executive officer terminates employment after attaining age 60 and the sum of the executive’s age and years of service equals at least 70. Under the annual incentive plan, NEOs are eligible to receive a pro-rated annual incentive cash award based on the number of days that the executive officer was employed by us during the fiscal year upon death, disability or normal retirement. Under the equity plan, NEOs are eligible to receive full vesting of stock options, restricted units and performance units upon death, disability or normal retirement.
The table below reflects the amount of compensation that would become payable to each of our NEOs under existing plans if the NEO’s employment had terminated on September 25, 2015, the last day of fiscal 2015, given the NEO’s service levels as of such date and, if applicable, based on our closing stock price as of that date, which was $68.45. These benefits are in addition to benefits available prior to the occurrence of any termination of employment, including under then-exercisable stock options, and benefits available generally to salaried employees, such as distributions under the Retirement Savings Plan.
The actual amounts that would be paid upon a NEO’s termination of employment or in connection with a change in control can be determined only at the time of any such event. Due to a number of factors that may affect the amount of any benefits provided upon the events discussed below, actual amounts paid or distributed may be higher or lower than indicated in the table. Factors that could affect these amounts include the timing during the year of any such event, our stock price, the executive’s age and years of service, the attained level of performance for performance units, and any additional agreements or arrangements we may enter into in connection with any

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   39

COMPENSATION OF EXECUTIVE OFFICERS

change in control or termination of employment. For a more complete understanding of the table, please read the narrative disclosures that follow the table.
POTENTIAL PAYMENTS UPON TERMINATION

Name and Termination Scenario	Cash Severance ($)	Bonus ($)	Option Awards ($)	Stock Awards ($)	Welfare Benefits and Outplacement ($)	Retirement ($)	Cutback(1) ($)	Total ($)
Mark C. Trudeau
Involuntary Termination (other than for cause)	4,510,567	1,250,000	4,295,394	1,084,522	66,214	—	—	11,206,697
Involuntary Termination (for cause)	—	—	—	—	—	—	—	—
Voluntary Termination	—	—	—	—	—	—	—	—
Death or Disability	—	1,250,000	8,405,155	11,712,616	—	—	—	21,367,771
Change in Control Termination	4,510,567	1,250,000	8,405,155	11,712,616	66,214	—	(3,421,856)	25,944,552
Matthew K. Harbaugh
Involuntary Termination (other than for cause)	1,425,417	371,000	915,478	650,754	59,586	—	—	3,422,235
Involuntary Termination (for cause)	—	—	—	—	—	—	—	—
Voluntary Termination	—	—	—	—	—	—	—	—
Death or Disability	—	371,000	1,494,210	2,120,923	—	—	—	3,986,133
Change in Control Termination	1,425,417	371,000	1,494,210	2,120,923	59,586	—	—	5,471,136
Frank Scholz
Involuntary Termination (other than for cause)	1,470,033	258,000	14,597	66,123	55,911	50,425	—	1,915,089	(2)
Involuntary Termination (for cause)	—	—	—	—	—	—	—	—
Voluntary Termination	—	—	—	—	—	—	—	—
Death or Disability	—	258,000	80,282	819,278	—	50,425	—	1,207,985	(2)
Change in Control Termination	1,470,033	258,000	80,282	819,278	55,911	50,425	—	2,733,929	(2)
Hugh M. O’Neill
Involuntary Termination (other than for cause)	1,432,500	308,750	64,399	84,536	59,586	—	—	1,949,771
Involuntary Termination (for cause)	—	—	—	—	—	—	—	—
Voluntary Termination	—	—	—	—	—	—	—	—
Death or Disability	—	308,750	354,158	1,074,733	—	—	—	1,737,641
Change in Control Termination	1,432,500	308,750	354,158	1,074,733	59,586	—	(31,698)	3,198,029
Gary M. Phillips
Involuntary Termination (other than for cause)	1,292,252	308,750	51,317	75,911	52,797	74,196	—	1,855,223	(2)
Involuntary Termination (for cause)	—	—	—	—	—	—	—	—
Voluntary Termination	—	—	—	—	—	—	—	—
Death or Disability	—	308,750	282,236	946,732	—	74,196	—	1,611,914	(2)
Change in Control Termination	1,292,252	308,750	282,236	946,732	52,797	74,196	(156,072)	2,800,891	(2)

(1)
The amount reflected assumes best net treatment of parachute amounts that exceed the 280G limit. Benefits are either cutback to just below the 280G limit, or the executive pays any excise tax due (whichever is better for the executive on an after-tax basis). The calculations assume that payments to Messrs. Trudeau, O'Neill and Phillips would be subject to cutbacks in the amounts as indicated.

(2)
Also includes Company credits to the Supplemental Savings Plan that will become fully vested upon an involuntary termination of employment (other than for cause), death or disability or a change in control termination for Dr. Scholz ($26,444) and Dr. Phillips ($39,890). All other NEOs are fully vested in Company credits.

40  MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement

Table of Contents	COMPENSATION OF EXECUTIVE OFFICERS

Cash Severance
Involuntary Termination (other than for cause).  For all NEOs other than our CEO, the cash severance amount in this scenario represents continuation of the NEO’s base salary, as of September 25, 2015, for an 18-month severance period, plus an amount equal to 1.5 times the average of the NEO’s annual incentive cash awards for the previous three fiscal years (i.e., fiscal 2014, 2013 and 2012), payable during the 18-month severance period and on our normal payroll schedule. For our CEO, the amount represents continuation of his base salary, as of September 25, 2015, for a 24-month severance period, plus an amount equal to two times the average of his annual incentive cash awards for the previous three fiscal years, payable during the 24-month severance period and on our normal payroll schedule.
Change in Control Termination.  For all NEOs, we assume that such executive officers experience an involuntary termination of employment (other than for cause) after the change in control that renders them eligible for benefits under the Mallinckrodt Change in Control Plan. Accordingly, the cash severance amount for all NEOs other than our CEO represents a lump-sum payment equal to 1.5 times the NEO’s base salary as of September 25, 2015, plus an amount equal to 1.5 times the average of the NEO’s annual incentive cash awards for the previous three fiscal years (i.e., fiscal 2014, 2013 and 2012). For our CEO, the amount represents a lump-sum payment equal to two times his base salary as of September 25, 2015, plus an amount equal to two times the average of his annual incentive cash awards for the previous three fiscal years.
Applicable to both the cash severance termination scenarios, in situations where the NEO did not have a full three year history of annual incentive cash awards due to not having commenced employment prior to fiscal 2012, the average calculated represents a prorated average calculated as the sum of the annual incentive cash awards divided by the length of service provided during the prior three fiscal years.
Bonus
Involuntary Termination (other than for cause).  In the case of an involuntary termination (other than for cause), executive officers are entitled to a pro-rata payment of the annual incentive cash award based on the number of days they were employed by us during the fiscal year. Because we have assumed that the applicable terminations of employment occurred on the last day of fiscal 2015, the amounts reported in the Bonus column for this scenario represent the full annual incentive cash award payable to each NEO for fiscal 2015.
Death or Disability and Change in Control Termination.  The bonus amount represents the pro-rata payment of the annual incentive cash award based on the number of days that the NEO was employed by us during the fiscal year. Because we have assumed that the applicable termination of employment occurred on the last day of fiscal 2015, the amounts reported in the Bonus column for this scenario represent the full annual incentive cash award payable to each NEO for fiscal 2015.
Option Awards
Involuntary Termination (other than for cause).  For all NEOs, the option award amount represents the value as of September 25, 2015 of outstanding options held by the NEO that would have vested during the 12-month period that immediately follows September 25, 2015 (i.e., from September 26, 2016 to September 30, 2016).
Death or Disability and Change in Control Termination.  The option award amount represents the full vesting of unvested stock options held by the NEO as of September 25, 2015.

Stock Awards
Involuntary Termination (other than for cause).  For all NEOs, the stock award amount represents the value as of September 25, 2015 of outstanding restricted units held by the NEO that would have vested during the 12-month period that immediately follows September 25, 2015 (i.e., from September 26, 2016 to September 30, 2016).
Death or Disability and Change in Control Termination.  The amounts reported in this column represent the value that would have been attained upon the full vesting of all unvested restricted unit and performance unit awards held by the NEO as of September 25, 2015. For purposes of this scenario, amounts attributable to performance unit awards are based on the following: (1)  for the January 2014 awards, the ending date for the performance shares was accelerated to the date of the separation and the amounts reported in this column are based on the achievement through the separation date of 97%; and (2)  for the January 2015 awards, the ending date for the

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   41

COMPENSATION OF EXECUTIVE OFFICERS

performance shares was accelerated to the date of the separation and the amounts reported in this column are based on the achievement through the separation date of 50%.
Welfare Benefits and Outplacement Services
The welfare benefits amount represents the employer portion of the premium paid on behalf of the NEO for continued coverage under our medical, dental and vision plans during the applicable severance period. Amounts for calendar year 2015 and 2016 are based on actual rates determined by us for the respective plan in such years, while the rates for subsequent years, where applicable, are assumed based on the historic percentage increase in rates for such coverage. Although payable at our discretion, for purposes of this column we assume that we would pay $25,000 on behalf of each NEO for outplacement services upon an involuntary termination (other than for cause) and a change in control termination.

SECURITY OWNERSHIP AND REPORTING

Security Ownership of Management and Certain Beneficial Owners
The following table shows the number of ordinary shares beneficially owned as of January 8, 2016, by (i) each current director, each executive officer named in the Summary Compensation Table and our directors and executive officers as a group; and (ii) each person who we know or have reason to believe is the beneficial owner of more than 5% of our outstanding ordinary shares, based on statements filed by such persons pursuant to Section 13(d) or 13(g) of the Exchange Act and notices delivered to us pursuant to the Irish Companies Act.
A person is deemed to be a beneficial owner of ordinary shares if he or she, either alone or with others, has the power to vote or to dispose of those ordinary shares or the right to acquire such power within 60 days of January 8, 2016. Ordinary shares subject to stock options presently exercisable or exercisable within 60 days of January 8, 2016 and restricted units that vest within 60 days of January 8, 2016 are deemed to be outstanding and beneficially owned by the person holding the securities for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person. There were 112,434,856 ordinary shares outstanding as of January 8, 2016 and the calculations of percentage ownership below are based on such number of outstanding shares regardless of the date of the information regarding beneficial ownership reported below.
Directors and Executive Officers

Name of Beneficial Owner	Number of Mallinckrodt Ordinary Shares Beneficially Owned	Percentage Ownership
Directors and Executive Officers
Melvin D. Booth(1)	16,812	*
Don M. Bailey(2)	137,892	*
David R. Carlucci(2)	5,209	*
J. Martin Carroll(2)	8,201	*
Diane H. Gulyas(2)	7,609	*
Nancy S. Lurker(2)	5,209	*
JoAnn A. Reed(2)	4,201	*
Angus C. Russell(2)	14,918	*
Virgil D. Thompson(2)	49,181	*
Mark C. Trudeau(3)	143,261	*
Kneeland C. Youngblood, M.D.(2)	4,876	*
Joseph A. Zaccagnino(2)	9,774	*
Matthew Harbaugh(4)	89,208	*
Frank Scholz(5)	24,840	*

42  MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement

Table of Contents	SECURITY OWNERSHIP AND REPORTING

Hugh M. O’Neill(6)	14,755	*
Gary M. Phillips(7)	12,132	*
All directors and executive officers as a group (22 persons)(8)	600,653	*

Name of Beneficial Owner	Number of Mallinckrodt Ordinary Shares Beneficially Owned	Percentage Ownership
Other Beneficial Owners
T. Rowe Price Associates, Inc.(9) P.O. Box 89000 Baltimore, Maryland 21289	11,991,845	10.7%
BlackRock Inc.(10) 55 East 52nd Street New York, New York 10022	9,315,409	8.3%
The Vanguard Group(11) 100 Vanguard Blvd. Malvern, Pennsylvania 19355	8,581,617	7.6%
Paulson & Co., Inc.(12) 1251 Avenue of the Americas New York, New York 10020	8,158,472	7.3%
Janus Capital Management LLC(13) 151 Detroit Street Denver, Colorado 80206	8,072,723	7.2%

*	Represents less than 1% of outstanding ordinary shares.

(1)	Excludes 2,569 restricted units that vest on the date of the 2016 Annual General Meeting.

(2)	Excludes 1,715 restricted units that vest on the date of the 2016 Annual General Meeting.

(3)
Includes 4,022 restricted units and 85,527 ordinary shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days of January 8, 2016. Excludes 133,812 restricted units that vest more than 60 days after January 8, 2016.

(4)
Includes 386 restricted units and 57,692 ordinary shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days of January 8, 2016. Excludes 22,494 restricted units that vest more than 60 days after January 8, 2016.

(5)
Includes 6,237 ordinary shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days of January 8, 2016. Excludes 10,064 restricted units that vest more than 60 days after January 8, 2016.

(6)
Includes 11,669 ordinary shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days of January 8, 2016. Excludes 10,884 restricted units that vest more than 60 days after January 8, 2016.

(7)
Includes 10,140 ordinary shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days of January 8, 2016. Excludes 9,585 restricted units that vest more than 60 days after January 8, 2016.

(8)
Includes 6,698 restricted units and 207,036 ordinary shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days of January 8, 2016. Excludes 243,060 restricted units that vest more than 60 days after January 8, 2016.

(9)
Based on information contained in a Schedule 13G/A filed with the SEC on December 10, 2015, by T. Rowe Price Associates, Inc., which discloses the number of shares beneficially owned by T. Rowe Price Associates, Inc. as of November 30, 2015.

(10)
Based on information contained in a Schedule 13G/A filed with the SEC on January 23, 2015, by BlackRock Inc., which discloses the number of shares beneficially owned by BlackRock Inc. as of December 31, 2014.

(11)
Based on information contained in a Schedule 13G/A filed with the SEC on February 11, 2015, by The Vanguard Group, which discloses the number of shares beneficially owned by The Vanguard Group as of December 31, 2014.

(12)
Based on information contained in a notice pursuant to section 1061 of the Irish Companies Act sent to us by Paulson & Co., Inc., which discloses the number of shares in which Paulson & Co., Inc. is interested as of January 8, 2016.

(13)
Based on information contained in a notice pursuant to section 1061 of the Irish Companies Act sent to us by Janus Capital Management LLC, which discloses the number of shares in which Janus Capital Management LLC is interested as of December 3, 2015.

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   43

SECURITY OWNERSHIP AND REPORTING

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who beneficially own more than 10 percent of our ordinary shares to file reports of ownership and changes in ownership of such ordinary shares with the SEC and NYSE. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. As a matter of practice, our administrative staff assists our officers and directors in preparing initial reports of ownership and reports of changes in ownership and files those reports on their behalf. Based on our review of the copies of such forms we have received, as well as information provided and representations made by the reporting persons, we believe that all required Section 16(a) reports were timely filed during our fiscal year ended September 25, 2015, except that Raymond J. Furey was late in filing a Form 4 to report the grant of stock options and restricted units. The required report was promptly filed when the error was discovered.

44  MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement

Table of Contents	AUDIT AND AUDIT COMMITTEE MATTERS

AUDIT AND AUDIT COMMITTEE MATTERS

Audit and Non-Audit Fees

During fiscal 2014 and 2015, Deloitte & Touche LLP charged fees for services rendered to us as follows:

	Fiscal 2014	Fiscal 2015
Audit Fees	$5,189,580	$6,670,920
Audit-Related Fees	2,422,000	4,035,000
Tax Fees	475,000	990,000
All Other Fees	355,490	2,220,500
Total	$8,442,070	$13,916,420

Audit Fees include fees for professional services rendered for the year-end audits of our consolidated and combined financial statements and internal control over financial reporting, reviews of the financial statements included in our Quarterly Reports on Form 10-Q, consents and statutory audits.

Audit-Related Fees would include fees for audits of agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; consultations on the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard-setting bodies; and attest services not required by statute or regulation.

Tax Fees would include fees for tax compliance services as well as fees for tax planning services.

All Other Fees include services relating to project methodology and support for a non-financial system data integration initiative.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee has adopted a pre-approval policy that provides guidelines for audit, audit-related, tax and other permissible non-audit services that may be provided by our independent auditors. Pursuant to the policy, our Corporate Controller supports the Audit Committee by providing a list of proposed services to the Committee, monitoring the services and fees pre-approved by the Committee, providing periodic reports to the Committee with respect to pre-approved services and coordinating with management and the independent auditors to support compliance with the policy.

Under the policy, the Audit Committee annually pre-approves the audit fee and terms of the engagement, as set forth in the engagement letter. The Committee also annually approves a specified list of audit, audit-related and tax services. Any service not included in the specified list of services must be submitted to the Committee for pre-approval. The independent auditors may not begin work on any engagement without confirmation of Committee pre-approval from our Corporate Controller or her delegate.

Pursuant to the policy, the Audit Committee has delegated to its Chair the authority to pre-approve the engagement of the independent auditors in her discretion. The Chair reports all such pre-approvals to the Committee at the next Committee meeting.

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   45

AUDIT AND AUDIT COMMITTEE MATTERS

Audit Committee Report
As more fully described in its charter, the Audit Committee oversees Mallinckrodt’s financial reporting process on behalf of the Board of Directors. Management has day-to-day responsibility for the Company’s financial reporting process, including assuring that the Company develops and maintains adequate financial controls and procedures and monitoring and assessing compliance with those controls and procedures, including internal control over financial reporting. Mallinckrodt’s independent auditors are responsible for auditing the annual financial statements prepared by management, expressing an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles and discussing with the Audit Committee any issues they believe should be raised. The independent auditors are also responsible to the Audit Committee and the Board for testing the integrity of the financial accounting and reporting control systems, for issuing a report on the Company’s internal control over financial reporting and for such other matters as the Audit Committee and Board determine.
In the performance of its oversight function, the Audit Committee has reviewed and discussed with management, the internal auditors and the independent auditors the consolidated financial statements for the fiscal year ended September 25, 2015 filed with the U. S. Securities and Exchange Commission (the “SEC”). Management represented to the Committee that these consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States (“US GAAP”). In addition, the Committee has:

•	Discussed with the independent auditors the matters required to be discussed pursuant to the applicable Auditing Standards relating to communication with audit committees;

•
Received from the independent auditors the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence;

•	Discussed with the independent auditors their independence from the Company and its management; and

•	Considered whether the independent auditors’ provision of non-audit services to the Company is compatible with maintaining the auditors’ independence.
Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that Mallinckrodt’s audited consolidated financial statements prepared in accordance with US GAAP be included in its Annual Report on Form 10-K for the fiscal year ended September 25, 2015 filed with the SEC.
Audit Committee
JoAnn A. Reed, Chairman
Melvin D. Booth
Diane H. Gulyas
Angus C. Russell

46  MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement

Table of Contents	EQUITY COMPENSATION PLAN INFORMATION

EQUITY COMPENSATION PLAN INFORMATION

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)(1)(2)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)(4)
Equity compensation plans approved by security holders	1,982,049	$71.30	19,277,166
Equity compensation plans not approved by security holders	—	—	—
TOTAL	1,982,049	$71.30	19,277,166

(1)
As of September 25, 2015, there were 1,379,850 ordinary shares to be issued upon exercise of outstanding options with a weighted-average exercise price of $71.30, 602,199 ordinary shares to be issued upon settlement of restricted units and performance units granted pursuant to our Stock and Incentive Plan.

(2)	This table does not include information regarding:

*
Options and restricted units converted from Covidien awards in connection with our separation from Covidien in June 2013. We did not assume any equity compensation plans from Covidien, and no grants of Mallinckrodt equity may be made pursuant to any Covidien plans. As of September 25, 2015, there were 1,026,248 ordinary shares to be issued upon exercise of these converted options with a weighted-average exercise price of $37.12 and 99,466 ordinary shares to be issued upon settlement of converted restricted units.

*
Options, RSAs and RSUs converted from Questcor awards in connection with our acquisition of Questcor in August 2014. We did not assume any equity compensation plans from Questcor, and no grants of Mallinckrodt equity may be made pursuant to any Questcor plans. As of September 25, 2015, there were 380,345 ordinary shares to be issued upon exercise of these converted options with a weighted-average exercise price of $27.70 and 36,365 ordinary shares to be issued upon settlement of converted RSA and RSU awards.

(3)	Does not take into account restricted units and performance units, which do not have an exercise price.

(4)
As of September 25, 2015, there were 14,483,340 ordinary shares available for issuance pursuant to the Stock and Incentive Plan and 4,793,826 ordinary shares subject to purchase pursuant to the Mallinckrodt Employee Stock Purchase Plan. Ordinary shares purchased under the Mallinckrodt Employee Stock Purchase Plan are purchased on the open market by a broker designated by the Human Resources and Compensation Committee of the Board of Directors.

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   47

PROPOSALS REQUIRING YOUR VOTE

PROPOSALS REQUIRING YOUR VOTE

PROPOSALS 1 (A) THROUGH 1 (K): ELECTION OF DIRECTORS
Upon the recommendation of the Nominating and Governance Committee, the Board has nominated for election at the 2016 Annual General Meeting a slate of 11 nominees, all of whom are currently serving on the Board. The nominees are Melvin D. Booth, David R. Carlucci, J. Martin Carroll, Diane H. Gulyas, Nancy S. Lurker, JoAnn A. Reed, Angus C. Russell, Virgil D. Thompson, Mark C. Trudeau, Kneeland C. Youngblood, M.D. and Joseph A. Zaccagnino. Biographical information, including qualifications, regarding each of the 11 nominees is set forth below. The election of directors will take place at the Annual General Meeting. In order to be elected as a director, each nominee must receive the affirmative vote of a majority of the votes cast by the holders of ordinary shares represented at the Annual General Meeting in person or by proxy. Shareholders are entitled to one vote per share for each of the 11 nominees. We are not aware of any reason why any of the nominees will not be able to serve if elected. Each of the directors elected will serve until the conclusion of the 2017 Annual General Meeting or until his or her earlier death, resignation or removal.
Current Directors Nominated for Re-Election — Proposals 1 (a) through 1 (k)
Proposal 1 (a) — Melvin D. Booth
Mr. Booth, age 70, has been Chairman of the Board and a director since June 2013. He is also a member of our Audit and Portfolio Committees. Mr. Booth has been a director of Catalent Pharma Solutions, Inc. since 2010 and Chairman of the Board and a director of eResearch Technologies since 2012. Mr. Booth has also been a strategic advisor in life sciences to Genstar Capital (a private equity firm) since 2005. Mr. Booth’s previous public company board experience includes serving as Lead Director of Millipore from 2004 to 2010, and as a director of MedImmune from 1998 to 2005 and Human Genome Sciences from 1995 to 1998. Mr. Booth was President of MedImmune from 1998 until his retirement at the end of 2003. Mr. Booth was Chairman of the Board and a director of PRA International from 2004 to 2013. Mr. Booth was President of Human Genome Sciences from 1995 to 1998. He held a variety of domestic and international positions with Syntex from 1981 to 1995, including serving as President of its U.S. pharmaceuticals business. Mr. Booth has been active in U.S. pharmaceutical industry organizations and is a past Chairman of the Pharmaceuticals Manufacturers Association of Canada. Mr. Booth received a B.S. degree in accounting from Northwest Missouri State University where he was also awarded an honorary Doctor of Science degree. He is also a Certified Public Accountant. Mr. Booth’s qualifications to serve on our Board include his significant experience in leadership positions at pharmaceutical companies.
Proposal 1 (b) — David R. Carlucci
Mr. Carlucci, age 61, has been a director since June 2013 and is Chair of our Human Resources and Compensation Committee. Mr. Carlucci was President and Chief Operating Officer of IMS Health Incorporated, an information services company, from October 2002 until January 2005, when he was named Chief Executive Officer and President. He became Chairman the following year. Mr. Carlucci retired from IMS Health in December 2010. Mr. Carlucci held several senior executive level positions at IBM from 1976 to 2002, including responsibilities for operations in the U.S., Canada, and Latin America. Mr. Carlucci has been a director of MasterCard International since 2006 and served as Chairman of its Human Resources and Compensation Committee from 2006 to 2014. Mr. Carlucci also served as a member of the advisory board of Mitsui USA, one of the world’s most diversified comprehensive trading, investment and service companies. Mr. Carlucci received a B.A. in political science from the University of Rochester. Mr. Carlucci’s qualifications to serve on our Board include his significant experience as an executive and/or board member of publicly traded and private companies.

48  MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement

Table of Contents	PROPOSALS REQUIRING YOUR VOTE

Proposal 1 (c) — J. Martin Carroll
Mr. Carroll, age 66, has been a director since June 2013 and is Chair of our Compliance Committee and a member of our Nominating and Governance Committee. He served as President and Chief Executive Officer of Boehringer Ingelheim Corporation and of Boehringer Pharmaceuticals, Inc. from 2003 until 2011 and as a director of Boehringer Ingelheim Corporation from 2003 until December 2012. He joined the organization in 2002 as President of Boehringer Pharmaceuticals, Inc. Mr. Carroll worked at Merck & Company, Inc. from 1976 to 2001. From 1972 to 1976, Mr. Carroll served in the United States Air Force where he attained the rank of Captain. He has served as a director of Therapeutics MD, Inc. since March 2015 and as a director of Catalent Pharma Solutions since July 2015. Mr. Carroll served as a director of Durata Therapeutics, Inc. from August 2014 until November 2014 when it was acquired by Actavis and as a director of Vivus, Inc. from May 2013 until September 2014. Mr. Carroll received a B.A. in accounting & economics from the College of the Holy Cross and a M.B.A. from Babson College. Mr. Carroll’s qualifications to serve on our Board include his significant experience in leadership positions at pharmaceutical companies.
Proposal 1 (d) — Diane H. Gulyas
Ms. Gulyas, age 59, has been a director since June 2013 and is a member of our Audit Committee. Ms. Gulyas also served as a member of the Human Resources and Compensation Committee until May 21, 2015. Ms. Gulyas retired in April 2014 from E. I. du Pont de Nemours and Company where she served as the President of DuPont’s Performance Polymers division since 2009. She had also served as the Vice Chairman of the DuPont-Teijin Films global joint venture. Ms. Gulyas has served as a director of W.R. Grace & Co. since January 2015 and as a director of Expeditors International of Washington, Inc. since November 2015. From 2009 until 2012, Ms. Gulyas served as a director and as a member of the Finance Committee of Navistar International Corporation, a leading manufacturer of commercial trucks, buses, RVs, defense vehicles and engines. Ms. Gulyas received her B.S. in chemical engineering from the University of Notre Dame. Ms. Gulyas’ qualifications to serve on our Board include her extensive executive experience with chemical and manufacturing companies.
Proposal 1 (e) — Nancy S. Lurker
Ms. Lurker, age 58, has been a director since June 2013 and is a member of our Human Resources and Compensation Committee. Ms. Lurker served as a director and Chief Executive Officer of PDI, Inc. from 2008 until December 2015. PDI Inc. is a leading provider of outsourced commercial services to established and emerging pharmaceutical, biotechnology and healthcare companies in the United States. Prior to joining PDI, Ms. Lurker served as Senior Vice President and Chief Marketing Officer of Novartis Pharmaceuticals Corporation from 2006 to 2008. Prior to that, she was President and Chief Executive Officer of ImpactRx, Inc. from 2003 to 2006. From 1998 to 2003, Ms. Lurker served as Group Vice President — Global Primary Care Products for Pharmacia Corporation. She was also a member of Pharmacia’s U.S. Executive Management Committee from 1998 to 2003. Ms. Lurker began her career at Bristol-Myers Squibb, where she worked for 14 years. Ms. Lurker served as a director of Auxilium Corporation from 2011 to 2015, as a director of ConjuChem Biotechnologies, Inc. from 2004 to 2006 and as a director of Elan Corporation from 2005 to 2006. Ms. Lurker received a B.S. magna cum laude in biology from Seattle Pacific University and a M.B.A. from the University of Evansville. Ms. Lurker’s qualifications to serve on our Board include her significant experience in leadership positions at pharmaceutical companies.
Proposal 1 (f) — JoAnn A. Reed
Ms. Reed, age 60, has been a director since June 2013 and is Chair of our Audit Committee. Ms. Reed is a healthcare services consultant. Ms. Reed served as an advisor to the Chief Executive Officer of Medco Health Solutions, a leading pharmacy benefit manager, from April 2008 to April 2009. She previously served as the Senior Vice President, Finance and Chief Financial Officer of Medco until 2008. Upon joining Medco in 1988, Ms. Reed served in finance and accounting roles of increasing responsibility and was appointed Senior Vice President, Finance in 1992 and Chief Financial Officer in 1996. Prior to joining Medco, Ms. Reed’s experience included finance roles at Aetna/American Reinsurance Co., CBS Inc., Standard and Poor’s Corporation and Unisys/Timeplex Inc. Ms. Reed has been a director of American Tower Corporation since 2007 and a director of Waters Corporation since 2006. She served as a director of Health Management Associates, Inc. from 2013 to 2014 and as a trustee of St. Mary’s College of Notre Dame from 2006 to 2015. Ms. Reed received a B.B.A. in business administration from St. Mary’s College. She received her M.B.A. in finance and international marketing cum laude from Fordham University. Ms. Reed’s qualifications to serve on our Board include her experience as a healthcare services consultant and her financial expertise and knowledge of financial statements, corporate finance and accounting matters.

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   49

PROPOSALS REQUIRING YOUR VOTE

Proposal 1 (g) — Angus C. Russell
Mr. Russell, age 60, has been a director since August 2014 and is a member of our Audit Committee. Mr. Russell served as a director of Questcor Pharmaceuticals, Inc. from June 2013 until Questcor was acquired by us in August 2014. Mr. Russell served as Chief Executive Officer of Shire Plc, a leading global specialty biopharmaceutical company, from 2008 until his retirement in April 2013 and was a member of its Board of Directors from 1999 to 2013. From 1999 to 2008, Mr. Russell served as Chief Financial Officer of Shire. Prior to joining Shire, Mr. Russell served at ICI, Zeneca, and AstraZeneca, most recently as VP of Corporate Finance at AstraZeneca. Mr. Russell has served as the non-executive Chairman of Revance Therapeutics, Inc. since March 2011. He has served as a director of BioTime, Inc. since December 2014 and as a director of Therapeutics MD, Inc. since March 2015. He was a director of InterMune, Inc. from 2011 to 2014. Mr. Russell is a Chartered Accountant. He holds an honorary Doctor of Business Administration from Coventry University, U.K. Mr. Russell’s qualifications to serve on our Board include his significant experience as an executive and/or board member of publicly traded pharmaceutical companies.
Proposal 1 (h) — Virgil D. Thompson
Mr. Thompson, age 76, has been a director since August 2014 and is a member of our Human Resources and Compensation Committee. Mr. Thompson served as a director of Questcor Pharmaceuticals, Inc. from 1996 and most recently served as Chairman of its Board until Questcor was acquired by us in August 2014. From July 2009 to July 2015, Mr. Thompson served as Chief Executive Officer and director of Spinnaker Biosciences, Inc., a privately held ophthalmic drug delivery company, and now serves as Chairman of the Board. Mr. Thompson is also the Chairman of the Board of Aradigm Corporation, a public company, and a director of GenZ Corporation, a private company. Mr. Thompson served as the President, Chief Executive Officer and as a director of Angstrom Pharmaceuticals, Inc. from 2002 until 2007. From 2000 until 2002, Mr. Thompson was President, Chief Executive Officer and a director of Chimeric Therapies, Inc. From 1999 until 2000, Mr. Thompson was President, Chief Operating Officer and, from 1994, a director of Bio-Technology General Corporation, a pharmaceutical company (subsequently Savient Pharmaceuticals, Inc.). Mr. Thompson holds a B.S. degree in pharmacy from the University of Kansas and a J.D. degree from The George Washington University Law School. Mr. Thompson’s qualifications to serve on our Board include his extensive knowledge of Questcor’s business and operations and his experience as both an executive officer and a director of publicly traded and private corporations in the pharmaceuticals industry.
Proposal 1 (i) — Mark C. Trudeau
Mr. Trudeau, age 54, has been President, Chief Executive Officer and a director since June 2013. In anticipation of our spin transaction with Covidien plc, Mr. Trudeau joined Covidien in February 2012 as a Senior Vice President and President of its Pharmaceuticals business. He joined Covidien from Bayer HealthCare Pharmaceuticals LLC USA, the U.S. healthcare business of Bayer AG, where he served as Chief Executive Officer. He simultaneously served as President of Bayer HealthCare Pharmaceuticals, the U.S. organization of Bayer’s global pharmaceuticals business. In addition, he served as Interim President of the global specialty medicine business unit from January to August 2010. Prior to joining Bayer in 2009, Mr. Trudeau headed the Immunoscience Division at Bristol-Myers Squibb. During his 10-plus years at Bristol-Myers Squibb, he served in multiple senior roles, including President of the Asia/Pacific region, President and General Manager of Canada and General Manager/Managing Director in the United Kingdom. Mr. Trudeau was also with Abbott Laboratories, serving in a variety of executive positions, from 1988 to 1998. Mr. Trudeau has been nominated to stand for election to the board of directors of TE Connectivity Ltd. He was appointed a trustee of the Donald Danforth Plant Life Center in St. Louis in December 2013. Mr. Trudeau holds a Bachelor’s degree in chemical engineering and a M.B.A., both from the University of Michigan. Mr. Trudeau is familiar with all aspects of our business and has extensive and diverse industry experience and managerial expertise and a proven record of leadership to serve as our President, CEO and director.

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Proposal 1 (j) — Kneeland C. Youngblood, M.D.
Dr. Youngblood, age 60, has been a director since June 2013. He is a member of our Compliance and Nominating and Governance Committees. Dr. Youngblood is a founding partner of Pharos Capital Group, a private equity firm that focuses on providing growth and expansion capital/buyouts in healthcare, business services and opportunistic investments. Dr. Youngblood served as a director of Gap Inc. from 2006 to 2012, a director of Starwood Hotels and Resorts from 2001 to 2012, a director of Burger King Corporation from 2004 to 2010 and a director of iStar Financial from 1998 to 2001. Dr. Youngblood has been serving as a director of Energy Future Holdings Corp, an electric utility provider, since 2007. Dr. Youngblood is a physician by training, with over 15 years of experience in emergency medicine. He is also a member of the Council on Foreign Relations. Dr. Youngblood earned a B.A. in politics from Princeton University and an M.D. from the University of Texas Southwestern Medical School. Dr. Youngblood’s qualifications to serve on our Board include his extensive experience in healthcare practice, policy and business.
Proposal 1 (k) — Joseph A. Zaccagnino
Mr. Zaccagnino, age 69, has been a director since June 2013. He is Chair of our Nominating and Governance Committee and a member of our Compliance Committee. Mr. Zaccagnino served as a director of Covidien plc from 2007 until it was acquired by Medtronic plc in January 2015. Mr. Zaccagnino served as President, Chief Executive Officer and director of Yale New Haven Health System and its flagship Yale-New Haven Hospital from 1991 until his retirement in 2005. He also served as a director of NewAlliance Bancshares, Inc. from 1991 until it was acquired in 2010. Mr. Zaccagnino served on the board of the National Committee for Quality Healthcare from 1995 until 2005, and was elected Chairman of the Board in 2003. From 1999 until 2006 he served as a director and from 2004 to 2006 as Chairman of the Board of VHA Inc., a for-profit cooperative of community owned health systems and their physicians that provides supply chain and group purchasing services through their subsidiaries, Novation and Provista. Mr. Zaccagnino received a B.S. (business administration) from the University of Connecticut and a M.P.H. (healthcare management) from Yale University School of Medicine. Mr. Zaccagnino’s qualifications to serve on our Board include his broad healthcare management and governance experience and his knowledge of healthcare policy and regulation, patient care delivery and financing and of clinical research and medical technology assessment, all of which provide our Board with unique insights and a keen perspective on the complexities of the healthcare sector and on the priorities of and challenges facing our company and the purchasers of our products.

Unless otherwise instructed, the proxies will vote “FOR” each of these directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THE DIRECTORS NOMINATED FOR RE-ELECTION
IN PROPOSALS 1 (A) THROUGH 1 (K)

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PROPOSALS REQUIRING YOUR VOTE

PROPOSAL 2: ADVISORY NON-BINDING VOTE TO APPROVE THE RE-APPOINTMENT OF THE INDEPENDENT AUDITORS AND A BINDING VOTE TO AUTHORIZE THE AUDIT COMMITTEE TO SET THEIR REMUNERATION
The Audit Committee has selected and re-appointed Deloitte & Touche LLP to audit our financial statements for the fiscal year ending September 30, 2016. The Board of Directors, upon the recommendation of the Audit Committee, is asking our shareholders to approve, in a non-binding advisory vote, the re-appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending September 30, 2016 and to authorize, in a binding vote, the Audit Committee to set the independent auditors’ remuneration. Although approval is not required by our Memorandum and Articles of Association or otherwise, the Board is submitting the selection of Deloitte & Touche LLP to our shareholders for approval in a non-binding advisory vote because we value our shareholders’ views on our independent auditors. If the re-appointment of Deloitte & Touche LLP is not approved by shareholders, it will be considered as notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the re-appointment is approved, the Audit Committee in its discretion may select a different independent auditor at any time during the year if it determines that such a change would be in the best interests of Mallinckrodt and its shareholders.
The Audit Committee and the Board recommend that shareholders approve, in a non-binding advisory vote, the re-appointment of Deloitte & Touche LLP as our independent auditors to audit our accounts for the fiscal year ending September 30, 2016 and authorize, in a binding vote, the Audit Committee to set the auditors’ remuneration. Authorization of the Audit Committee to set the independent auditors’ remuneration requires the affirmative vote of a majority of the votes cast by the holders of ordinary shares represented at the Annual General Meeting in person or by proxy.
Representatives of Deloitte & Touche LLP will be at the Annual General Meeting, will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Unless otherwise instructed, the proxies will vote “FOR” this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” PROPOSAL 2

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PROPOSAL 3: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
As described in the Compensation Discussion and Analysis section of this Proxy Statement (“CD&A”), the Human Resources and Compensation Committee’s goal in setting executive compensation is to provide a compensation package that attracts, motivates and retains executive talent and rewards executive officers for superior Company and individual performance while encouraging behavior that is in the long-term best interests of Mallinckrodt and its shareholders. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is performance-based and dependent upon our achievement of specified financial goals and the performance of our shares on a long-term basis.
Fiscal 2015 was an important and pivotal year for us.  We continued to make great progress against our overall strategic objective:  to create a highly profitable, specialty pharmaceutical business with a durable, diversified product portfolio that provides valuable therapies for underserved patient populations in areas of high unmet medical need, and is well positioned to drive volume and deliver growth and long-term sustainable value to our shareholders.  We made great strides in pursuing this strategy and transforming our portfolio by delivering near-term value on our acquisitions while at the same time creating platforms to drive organic growth for many years to come. Key performance highlights for fiscal 2015 are included in the CD&A.
Shareholders are urged to read the CD&A, which discusses how our compensation policies and procedures implement our compensation philosophy, as well as the Summary Compensation Table and other related compensation tables and narrative disclosure that describe the compensation of our named executive officers in fiscal 2015. The Human Resources and Compensation Committee and the Board of Directors believe that the policies and procedures articulated in the CD&A are effective in implementing our compensation philosophy and in achieving its goals and that the compensation of our named executive officers in fiscal 2015 reflects and supports these compensation policies and procedures.
Shareholders will be asked at the 2016 Annual General Meeting to approve the following advisory resolution:
RESOLVED, that the compensation of the Company’s named executive officers described in the Compensation Discussion and Analysis section of the Proxy Statement and disclosed in the 2015 Summary Compensation Table and related compensation tables and narrative disclosure included in this Proxy Statement is approved.
We have determined to hold this advisory vote every year and expect to hold our next advisory vote at the 2017 Annual General Meeting of Shareholders. This advisory vote, commonly referred to as a “say-on-pay” advisory vote, is non-binding on the Board. Although non-binding, the Board and the Human Resources and Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

Unless otherwise instructed, the proxies will vote “FOR” this resolution.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” THE RESOLUTION SET FORTH IN PROPOSAL 3

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PROPOSALS REQUIRING YOUR VOTE

PROPOSAL 4: APPROVAL OF THE MALLINCKRODT PHARMACEUTICALS 2016 EMPLOYEE STOCK PURCHASE PLAN

General

We currently provide a stock purchase plan for employees pursuant to the Mallinckrodt Pharmaceuticals Employee Stock Purchase Plan, which we refer to as the Prior Plan, a non-qualified employee stock purchase plan. We believe that having an employee stock purchase plan plays a key role in our ability to recruit, reward and retain employees. Companies like ours have historically used stock purchase plans as an important part of recruitment and retention packages. We compete directly with other companies for experienced personnel and believe that we must be able to offer comparable packages to attract the caliber of individuals necessary to our business.

In September 2015, the Board of Directors adopted the Mallinckrodt Pharmaceuticals 2016 Employee Stock Purchase Plan, which we refer to as the ESPP, subject to shareholder approval. There are 5,000,000 ordinary shares available for issuance under the ESPP and the ESPP is designed to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. Shareholder approval of the ESPP is required in order to comply with the requirements of Section 423 so that certain tax benefits will be available to our employees. If the ESPP is approved by our shareholders, the Prior Plan will be terminated effective upon implementation of the ESPP and no additional shares will be offered for purchase under the Prior Plan after that date. If the ESPP is not approved, the ESPP will not become effective and the Prior Plan will continue in effect in accordance with its terms.

The description of the ESPP set forth below is a summary only, does not purport to be complete and is qualified in its entirety by reference to the provisions of the ESPP, which is attached to this Proxy Statement as Appendix A.

Summary of the ESPP

Purpose of the ESPP

The purpose of the ESPP is to serve as an incentive for employee recruitment and retention by providing all of our employees with an opportunity to purchase our ordinary shares through accumulated payroll deductions.

ESPP Administration

The ESPP is administered by the Board or a committee appointed by the Board. All questions of interpretation or application of the ESPP are determined by the Board or its appointed committee, whose decisions are final and binding upon all participants. No charges for administrative or other costs may be made against the payroll deductions of a participant in the ESPP. Members of the Board receive no additional compensation for their services in connection with the administration of the ESPP.

Eligibility

Any person who is employed by us on the offering date, for at least 20 hours per week and more than five months in any calendar year, is eligible to participate in the ESPP. We may, to comply with laws of a foreign jurisdiction, grant options under the ESPP to our employees who are citizens or residents of a foreign jurisdiction with terms that are less favorable (but not more favorable) than the terms of the options granted under the ESPP to our employees who are resident in the United States. Notwithstanding the foregoing, employees who are citizens or resident of a foreign jurisdiction may be excluded from eligibility under the ESPP if (a) the grant of an option or offering under the ESPP to a citizen or resident of a foreign jurisdiction is prohibited under the laws of such jurisdiction or (b) compliance with the laws of a foreign jurisdiction would cause the ESPP or offering to violate Section 423 of the Internal Revenue Code. Eligible employees become participants in the ESPP by delivering to us a participation agreement authorizing payroll deductions prior to the applicable enrollment date. An employee who becomes eligible to participate in the ESPP after the commencement of an offering period may not participate in the plan until the commencement of the next offering period.

As of January 8, 2016, approximately 4,000 employees were eligible to participate in the ESPP.

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Offering Periods

The Board has the ability as administrator of the plan to set offering periods of up to six months. The Board, as administrator of the ESPP, may alter the duration of the offering periods without shareholder approval.

Purchase Price

Generally, the purchase price per share at which ordinary shares are sold under the ESPP is the lower of (i) 85% of the fair market value of an ordinary share on the first day of each offering and purchase period or (ii) 85% of the fair market value of a share of our ordinary shares on the last day of each offering and purchase period, which we refer to as the Exercise Date. The fair market value of a share of our ordinary shares on a given date is generally the closing sales price as reported on the NYSE on the trading day immediately preceding such date. On January 8, 2016, the closing sales price per ordinary share as reported on the NYSE was $65.10.

Payment of Purchase Price; Payroll Deductions

The purchase price of the ordinary shares is accumulated by payroll deductions during the offering period. No eligible employee may purchase ordinary shares under the ESPP if all of the employee’s rights granted under all “employee stock purchase plans” of the Company and its affiliates, as defined by Section 423(b)(8) of the Code, exceeds $25,000 per calendar year. Payroll deductions commence on the first payroll following the offering date. Participants do not have the ability to increase their rate of payroll deductions during an offering period.

All payroll deductions are credited to the participant’s account under the ESPP and are deposited with our general funds. All payroll deductions received or held by us may be used for any corporate purpose.

Purchase of Ordinary Shares; Exercise of Option

By executing a participation agreement to participate in the ESPP, each employee is in effect granted an option to purchase ordinary shares on each Exercise Date during the offering period. The maximum number of ordinary shares placed under option to a participant in an offering period is that number determined by dividing the amount of the participant’s total payroll deductions accumulated prior to such Exercise Date by the applicable purchase price. Unless a participant withdraws from the ESPP, such participant’s option for the purchase of ordinary shares will be exercised automatically on the Exercise Date for the maximum number of ordinary shares at the applicable price. All ordinary shares purchased are required to be held by participants for 12 months after purchase.

Notwithstanding the foregoing, no employee will be permitted to subscribe for ordinary shares under the ESPP if, immediately after the grant of the option, the employee would own ordinary shares possessing 5% or more of the total combined voting power or value of all classes of shares of our company or of a parent or of any of its subsidiaries (including ordinary shares that may be purchased under the ESPP), nor shall any employee be granted an option that would permit the employee to purchase pursuant to the ESPP more than $25,000 worth of ordinary shares, based on the fair market value of the ordinary shares on the offering dates, in any calendar year.

Withdrawal

A participant may withdraw all of, but not less than all of, the payroll deductions credited to his or her account at any time by giving written notice to us. Any such withdrawal by the participant of payroll deductions for a given offering period automatically terminates the participant’s interest in that offering period. A participant’s withdrawal from an offering will not have any effect upon his or her eligibility to participate in a succeeding offering. Similarly, a participant may not increase the amount of payroll deductions to be credited to his or her account for purchases under the ESPP.

Termination of Employee

Termination of a participant’s employment or eligibility for any reason, including retirement or death, cancels his or her participation in the ESPP immediately. In such event, the payroll deductions credited to the participant’s account will be returned to such participant or, in the case of death, to the person or persons entitled thereto as specified by the employee.

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PROPOSALS REQUIRING YOUR VOTE

Capital Changes

If any change is made in our capitalization, such as a share split or share dividend, that results in an increase or decrease in the number of outstanding ordinary shares without receipt of consideration, appropriate adjustments will be made by the Board in the number of ordinary shares subject to purchase under the ESPP and in the purchase price per share, subject to any required action by our shareholders.

Amendment and Termination of the ESPP

The Board of Directors may at any time, with limited exceptions, amend the ESPP, provided that such amendment shall not affect options previously granted nor may any amendment make any change in an option granted prior thereto that adversely affects the rights of any participant. No amendment may be made to the ESPP without prior approval of our shareholders if such amendment would constitute an amendment for which shareholder approval is required under the federal securities laws or the Internal Revenue Code.

Certain Federal Income Tax Information

The following is a brief summary of the effect of federal income taxation upon the participant and us with respect to the shares purchased under the ESPP by U.S. taxpayers based on current U.S. federal income tax laws and regulations presently in effect, which are subject to change. This summary does not purport to be complete and it does not discuss the tax consequences of the participant’s death or the income tax laws of any municipality, state or foreign country in which the participant may reside. For such reasons, we recommend that each participant consult his or her personal tax advisor to determine the specific tax consequences applicable to him or her.

The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code. Under these provisions, it is intended that no income will be taxable to a participant until the ordinary shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends on the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering period and one year from the applicable date of purchase, or the participant dies, the participant will generally recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period. Any additional gain will generally be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price, which we refer to as the Purchase Date Spread. The amount of the Purchase Date Spread will be required to be reported as ordinary income for the year of sale or other disposition even if no gain is realized on the sale or a gratuitous transfer of shares is made. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. We are not generally entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above, subject to the possible limitations on deductibility under Section 280G and Section 162(m) of the Internal Revenue Code.

New Plan Benefits

Participation in the ESPP is voluntary and is dependent on each individual’s elections to participate and the fair market value of the ordinary shares at various future dates. Therefore, it is not possible to determine the benefits that will be received by NEOs or other employees if the ESPP is approved by our shareholders. Accordingly, our NEOs have an interest in this proposal as they would be eligible to participate in the ESPP.

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Resolution

The text of the resolution in respect of Proposal 4 is as follows:

RESOLVED, that approval be and hereby is given to the adoption by the Company of the Mallinckrodt Pharmaceuticals 2016 Employee Stock Purchase Plan and in accordance with the provisions of a document entitled “Mallinckrodt Pharmaceuticals 2016 Employee Stock Purchase Plan” (the “Plan”), which has been made available to shareholders prior to the meeting and that the directors be and hereby are authorized to take all such actions with reference to the Plan as may be necessary to ensure the adoption and operation of the Plan.

Unless otherwise instructed, the proxies will vote “FOR” this resolution.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” THE RESOLUTION SET FORTH IN PROPOSAL 4

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PROPOSAL 5: AUTHORIZE THE COMPANY AND/OR ANY SUBSIDIARY OF THE COMPANY TO MAKE MARKET PURCHASES OR OVERSEAS MARKET PURCHASES OF COMPANY SHARES

Under Irish law, neither we nor any of our subsidiaries may make market purchases or overseas market purchases of our ordinary shares without shareholder approval. Accordingly, shareholders are being asked to authorize us, or any of our subsidiaries, to make market purchases or overseas market purchases of up to 10% of our issued shares. If adopted, this authority will expire at the close of business on September 16, 2017 unless renewed at the Annual General Meeting in 2017; we expect to propose renewal of this authorization at subsequent annual general meetings. Such purchases would be made only at price levels which the Board considers to be in the best interests of the shareholders generally, after taking into account our overall financial position.

Whether or not this proposed resolution is passed, we will retain the ability to effect repurchases as redemptions pursuant to our Articles of Association, although our subsidiaries are not able to effect market purchases in this manner. To date, our existing share repurchase program has been effected as redemptions pursuant to our Articles of Association.

In order for us or any of our subsidiaries to make market purchases or overseas market purchases of our ordinary shares, such shares must be purchased on a “recognized stock exchange”. The NYSE, on which our ordinary shares are listed, is specified as a recognized stock exchange for this purpose by Irish law. The general authority, if approved by our shareholders, will become effective from the date of passing of the authorizing resolution.

Resolution

The text of the resolution in respect of Proposal 5 is as follows:

RESOLVED, that the Company and any subsidiary of the Company are hereby generally authorized to make market purchases or overseas market purchases of ordinary shares in the Company (“shares”) on such terms and conditions and in such manner as the Board of Directors of the Company may determine from time to time but subject to the provisions of the Companies Act 2014 and to the following provisions:

(a)
The maximum number of shares authorized to be acquired by the Company and/or any subsidiary of the Company pursuant to this resolution shall not exceed, in the aggregate, 11,751,337 ordinary shares of USD 0.20 each (which represents 10% of the Company’s issued ordinary shares as of our 2015 fiscal year end).

(b)
The maximum price to be paid for any ordinary share shall be an amount equal to 110% of the closing price on the New York Stock Exchange for the ordinary shares on the trading day preceding the day on which the relevant share is purchased by the Company or the relevant subsidiary of the Company, and the minimum price to be paid for any ordinary share shall be the nominal value of such share.

(c)
This general authority will be effective from the date of passing of this resolution and will expire eighteen months from the date of the passing of this resolution, unless previously varied, revoked or renewed by ordinary resolution in accordance with the provisions of section 1074 of the Companies Act 2014. The Company or any such subsidiary may, before such expiry, enter into a contract for the purchase of shares which would or might be executed wholly or partly after such expiry and may complete any such contract as if the authority conferred hereby had not expired.

Unless otherwise instructed, the proxies will vote “FOR” this resolution.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” THE RESOLUTION SET FORTH IN PROPOSAL 5

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PROPOSAL 6: AUTHORIZE THE PRICE RANGE AT WHICH THE COMPANY CAN RE-ALLOT SHARES THAT IT HOLDS AS TREASURY SHARES

We may, from time to time, re-allot shares purchased by us and not cancelled (“treasury shares”) in connection with our executive compensation program, our employee stock purchase program and our other compensation programs.

Under Irish company law, our shareholders must authorize the price range at which we may re-allot any shares held in treasury. In this proposal, that price range is expressed as a minimum and maximum percentage of the prevailing market price (as defined below). Under Irish law, this authorization expires after eighteen months unless renewed; accordingly, we expect to propose renewal of this authorization at subsequent annual general meetings.

The authority being sought from shareholders provides that the minimum and maximum prices at which an ordinary share held in treasury may be re-alloted are 95% and 120%, respectively, of the average closing price per ordinary share, as reported by the NYSE, for the thirty (30) trading days immediately preceding the proposed date of re-allotment. If an ordinary share is being re-allotted to satisfy an obligation under an employees' share scheme, the minimum price at which such share may be re-allotted will be the nominal value of such share. Any re-allotment of treasury shares will be at price levels that the Board considers in the best interests of our shareholders.

Special Resolution

The text of the resolution in respect of Proposal 6 (which is proposed as a special resolution) is as follows:

RESOLVED, that the re-allotment price range at which any treasury shares held by the Company may be re-alloted (including by way of re-allotment off-market) shall be as follows:

(a)	the maximum price at which such treasury share may be re-alloted shall be an amount equal to 120% of the “market price”; and

(b)
the minimum price at which a treasury share may be re-alloted shall be the nominal value of the share where such a share is required to satisfy an obligation under an employees' share scheme operated by the Company or, in all other cases, an amount equal to 95% of the “market price”; and

(c)
for the purposes of this resolution, the “market price” shall mean the average closing price per ordinary share of the Company, as reported by the New York Stock Exchange, for the thirty (30) trading days immediately preceding the proposed date of re-issuance.

FURTHER RESOLVED, that this authority to re-allot treasury shares shall expire at eighteen months after the date of the passing of this resolution unless previously varied or renewed in accordance with the provisions of Sections 109 and/or 1078 (as applicable) of the Companies Act 2014 (and/or any corresponding provision of any amended or replacement legislation) and is without prejudice or limitation to any other authority of the Company to re-allot treasury shares on-market.

Unless otherwise instructed, the proxies will vote “FOR” this resolution.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” THE RESOLUTION SET FORTH IN PROPOSAL 6

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OTHER MATTERS

OTHER MATTERS

Presentation of Irish Statutory Accounts

Our Irish Statutory Accounts for the fiscal year ended September 25, 2015, including the reports of the Directors and auditors thereon, will be presented at the Annual General Meeting. Our Irish Statutory Accounts have been approved by the Board of Directors. There is no requirement under Irish law that such statements be approved by shareholders, and no such approval will be sought at the Annual General Meeting. Our Irish Statutory Accounts are available with the Proxy Statement, and our Annual Report at www.proxyvote.com and in the Investor Relations section of our website at www.mallinckrodt.com.

Registered and Principal Executive Offices

Our registered office is located at Damastown, Mulhuddart, Dublin 15, Ireland. The telephone number there is +353 1 880-8180. Our principal executive offices are located at Perth House, Millennium Way, Chesterfield, Derbyshire S41 8ND, United Kingdom. The telephone number there is +44 124 626 3051.

Shareholder Proposals for the 2017 Annual General Meeting

In accordance with the rules established by the SEC, as well as under the provisions of our Articles of Association, any shareholder proposal submitted pursuant to Rule 14a-8 under the U.S. Securities Exchange Act of 1934 (the “Exchange Act”) intended for inclusion in the Proxy Statement for next year’s Annual General Meeting must be received by us no later than September 24, 2016. Such proposals should be sent to our Company Secretary at Mallinckrodt plc, Perth House, Millennium Way, Chesterfield, Derbyshire S41 8ND, United Kingdom. To be included in the Proxy Statement, the proposal must comply with the requirements as to form and substance established by the SEC and our Articles of Association and must be a proper subject for shareholder action under Irish law.

A shareholder may otherwise propose business for consideration or nominate persons for election to the Board in compliance with U.S. federal proxy rules, Irish law and other legal requirements, without seeking to have the proposal included in our Proxy Statement pursuant to Rule 14a-8 under the Exchange Act. To bring a proposal before next year’s annual general meeting, a shareholder must deliver written notice of the proposed business to our Company Secretary at our registered office not earlier than the close of business on November 16, 2016 and not later than the close of business on December 16, 2016 and otherwise comply with the requirements of our Articles of Association.

United States Securities and Exchange Commission Reports

Copies of our Annual Report on Form 10-K for the fiscal year ended September 25, 2015, as filed with the SEC (without exhibits), are available to shareholders free of charge on our website at www.mallinckrodt.com or by writing to our Company Secretary at Mallinckrodt plc, Perth House, Millennium Way, Chesterfield, Derbyshire S41 8ND, United Kingdom.

Delivery of Documents to Shareholders Sharing an Address

If you have requested a paper copy of our proxy materials, our Annual Report, including our audited financial statements for the year ended September 25, 2015, is being mailed to you along with this Proxy Statement. In order to reduce printing and postage costs, only one Annual Report and one Proxy Statement will be mailed to multiple shareholders sharing an address unless we receive contrary instructions from one or more of the shareholders sharing an address. If your household has received only one Annual Report and one Proxy Statement, we will deliver promptly a separate copy of such documents to any shareholder who contacts us at +44 124 626 3051 or sends a written request to Mallinckrodt plc, Perth House, Millennium Way, Chesterfield, Derbyshire S41 8ND, United Kingdom, Attention: Company Secretary. If your household is receiving multiple copies of our annual reports or proxy statements and you wish to request delivery of a single copy, you may send a written request to Mallinckrodt plc, Perth House, Millennium Way, Chesterfield, Derbyshire S41 8ND, United Kingdom, Attention: Company Secretary.

60  MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement

Table of Contents	OTHER MATTERS

General

Your proxy is solicited on behalf of the Board of Directors. Unless otherwise directed, proxies held by the Chief Executive Officer and the Company Secretary will be voted at the Annual General Meeting (or an adjournment or postponement thereof), FOR Proposals 1 — 6. If any matter other than those described in this Proxy Statement properly comes before the Annual General Meeting, or with respect to any adjournment or postponement thereof, the Chief Executive Officer or Company Secretary will vote the ordinary shares represented by such proxies in accordance with his discretion.

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   61

APPENDIX A

APPENDIX A

MALLINCKRODT PHARMACEUTICALS
2016 Employee Stock Purchase Plan
1.Purpose.
(a)The purpose of the 2016 Employee Stock Purchase Plan (the “Plan”) is to provide a means by which employees of Mallinckrodt public limited company, a company incorporated in Ireland under registered number 522227 (the “Company”), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase ordinary shares of the Company, $0.20 (U.S.) par value (“Stock”).
(b)The word “Affiliate” as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the “Code”).
(c)The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.
(d)The Company intends that the rights to purchase Stock of the Company granted under the Plan be considered options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code.
2.Administration.
(a)The Plan shall be administered by the Board of Directors (the “Board”) of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.
(b)The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)To determine when and how rights to purchase Stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).
(ii)To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.
(iii)To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.
(iv)To amend the Plan as provided in paragraph 13.
(v)Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code.
(c)The Board may delegate administration of the Plan to a Committee composed of two (2) or more members of the Board (the “Committee”). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however,

A-1	MALLINCKRODT PUBLIC COMPANY - Proxy Statement

Table of Contents	APPENDIX A

to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.
3.Stock Subject to the Plan.
(a)Subject to the provisions of paragraph 12 relating to adjustments upon changes in Stock, the Stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate Five Million (5,000,000) shares of Stock. If any right granted under the Plan shall for any reason terminate without having been exercised, the Stock not purchased under such right shall again become available for the Plan.
(b)The Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.
4.Grant of Rights; Offering.
(a)The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Stock of the Company under the Plan to eligible employees (an “Offering”) on a date or dates (the “Offering Date(s)”) selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase Stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into and made part of the Plan and shall be attached hereto as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed six (6) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.
(b)If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (2) a right with a lesser exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights have identical exercise prices) will be exercised.
5.Eligibility.
(a)Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee’s customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year. In addition, employees who are citizens or residents of a foreign jurisdiction (without regard to whether they are also citizens of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from coverage of an offering if (i) the grant of an option or offering to a citizen or resident of the foreign jurisdiction is prohibited under the laws of such jurisdiction, or (ii) compliance with the laws of the foreign jurisdiction would cause the Plan or offering to violate the requirements of Code Section 423. An offering to such citizens or residents of a foreign jurisdiction may be modified to comply with the laws of such foreign jurisdiction, even if such modifications result in less favorable terms than those that apply to employees resident in the United States.
(b)The Board or the Committee may provide that each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

MALLINCKRODT PUBLIC COMPANY - Proxy Statement	A-2

APPENDIX A

(i)the date on which such right is granted shall be the “Offering Date” of such right for all purposes, including determination of the exercise price of such right;
(ii)the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and
(iii)the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.
(c)No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and Stock which such employee may purchase under all outstanding rights and options shall be treated as Stock owned by such employee.
(d)An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under “employee stock purchase plans” of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee’s rights to purchase Stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such Stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.
(e)Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.
6.Rights; Purchase Price.
(a)On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Stock of the Company purchasable with a percentage designated by the Board or the Committee (or fifteen percent (15%) in the absence of any designation) of such employee’s Earnings (as defined in subparagraph 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more dates during an Offering (the “Purchase Date(s)”) on which rights granted under the Plan shall be exercised and purchases Stock carried out in accordance with such Offering.
(b)In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.
(c)The purchase price of Stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:
(i)an amount equal to eighty-five percent (85%) of the fair market value of the Stock on the Offering Date; or
(ii)an amount equal to eighty-five percent (85%) of the fair market value of the Stock on the Purchase Date.

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Table of Contents	APPENDIX A

7.Participation; Withdrawal; Termination.
(a)An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee’s Earnings during the Offering. “Earnings” is defined as an employee’s regular salary or wages (including amounts thereof elected to be deferred by the employee, that would otherwise have been paid, under any arrangement established by the Company intended to comply with Section 401(k), Section 402(e)(3), Section 125, Section 402(h), or Section 403(b) of the Code, and also including any deferrals under a non-qualified deferred compensation plan or arrangement established by the Company), and may also include or exclude (as provided for each Offering) the following items of compensation: bonuses, commissions, overtime pay, incentive pay, profit sharing, other remuneration paid directly to the employee, the cost of employee benefits paid for by the Company or an Affiliate, education or tuition reimbursements, imputed income arising under any group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or an Affiliate under any employee benefit plan, and similar items of compensation, as determined by the Board or Committee. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may not increase or decrease, such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering.
(b)At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire Stock for the participant) under the Offering, without interest, and such participant’s interest in that Offering shall be automatically terminated. A participant’s withdrawal from an Offering will have no effect upon such participant’s eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.
(c)Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of a participant’s employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire Stock for the terminated employee), under the Offering, without interest.
(d)Rights granted under the Plan shall not be transferable by a participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 14 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.
8.Exercise.
(a)On each Purchase Date specified in the relevant Offering, each participant’s accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of Stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan, unless the Offering document specifically provides otherwise. The amount, if any, of accumulated payroll deductions remaining in each participant’s account after the purchase of shares which is less than the amount required to purchase one share of Stock on the final Purchase Date of an Offering shall be held in each such participant’s account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant’s account after the purchase of shares which is equal to the amount required to purchase whole shares of Stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

MALLINCKRODT PUBLIC COMPANY - Proxy Statement	A-4

APPENDIX A

(b)No rights granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the “Securities Act”) and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than six (6) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire Stock) shall be distributed to the participants, without interest.
9.Covenants of the Company.
(a)During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of Stock required to satisfy such rights.
(b)The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Stock upon exercise of such rights unless and until such authority is obtained.
10.Use of Proceeds from Stock.
Proceeds from the sale of Stock pursuant to rights granted under the Plan shall constitute general funds of the Company.
11.Rights as a Stockholder.
A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant’s shares acquired upon exercise of rights hereunder are recorded in the books of the Company.
12.Sale of Shares Purchased under the Plan.
Each Participant may sell at any time all or any portion of the Stock acquired under the Plan after the Stock has been held for at least twelve months from the Purchase Date. All such sales of the Shares will be subject to compliance with any applicable federal or state securities, tax, or other laws. Each participant assumes the risk of any fluctuations in the market price of the Shares.
13.Adjustments upon Changes in Stock.
(a)If any change is made in the Stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, reclassification, recapitalization, stock dividend, dividend in property other than cash, stock split, reverse stock split, split‑up, spin‑off, repurchase, liquidating dividend, combination of shares, exchange of shares, liquidation, dissolution or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Stock or other securities of the Company, issuance of warrants or other rights to purchase securities of the Company, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of Stock subject to outstanding rights. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company.”)

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Table of Contents	APPENDIX A

(b)In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation, but the shares of the Company’s Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d‑3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then, as determined by the Board in its sole discretion (i) any surviving or acquiring corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, (iii) participants’ accumulated payroll deductions may be used to purchase Stock immediately prior to the transaction described above and the participants’ rights under the ongoing Offering terminated, (iv) all outstanding rights shall terminate without being exercised, or (v) all outstanding rights shall be purchased for an amount of cash equal to the amount that could have been obtained upon the exercise of such rights had such rights been currently exercisable, or the replacement of such rights with other rights or property selected by the Board.
(c)No adjustment or action described in this paragraph 12 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to fail to satisfy the requirements of Section 423 of the Code.
14.Amendment of the Plan.
(a)The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in Stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment if such amendment requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b‑3 promulgated under the Exchange Act or any NASDAQ or securities exchange requirements.
(b)The Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.
(c)Rights and obligations under any rights granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.
15.Designation of Beneficiary.
(a)A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death during an Offering.
(b)Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

MALLINCKRODT PUBLIC COMPANY - Proxy Statement	A-6

APPENDIX A

16.Termination or Suspension of the Plan.
(a)The Board in its discretion, may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.
(b)Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.
17.Effective Date of Plan.
The Plan shall become effective as determined by the Board, but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.

A-7	MALLINCKRODT PUBLIC COMPANY - Proxy Statement

Annual General Meeting of Shareholders
Wednesday, March 16, 2016, 9:30 a.m., local time
Sofitel London Heathrow Hotel
Terminal 5, London Heathrow Airport
London TW6 2GD, United Kingdom
Important Notice Regarding the Internet Availability of Proxy Materials for the Annual General Meeting:
Notice and Proxy Statement, including resolutions; Annual Report on Form 10-K; and Irish Statutory Accounts, including related reports, are available at www.proxyvote.com.
These materials are also available in the Investor Relations section of our website at www.mallinckrodt.com.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL GENERAL MEETING OF SHAREHOLDERS
MARCH 16, 2016
The undersigned hereby appoint(s) Mark C. Trudeau and Kenneth L. Wagner, or either of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote all of the Ordinary Shares of Mallinckrodt plc that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 9:30 a.m., local time on Wednesday, March 16, 2016, at the Sofitel London Heathrow Hotel, Terminal 5, London Heathrow Airport, London TW6 2GD, United Kingdom, and any adjournment or postponement thereof, as indicated on the reverse side of this proxy card with respect to the proposals set forth in the proxy statement and, in their discretion, upon any matter that may properly come before the meeting or any adjournment of the meeting.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.
IF YOU ARE NOT VOTING ON THE INTERNET OR BY TELEPHONE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Address Changes/Comments:
(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

c/o Mallinckrodt plc Company Secretary Perth House, Millenium Way, Chesterfield, Derbyshire, S41 8ND United Kingdom
VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. U.S. Eastern Time on March 15, 2016. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. U.S. Eastern Time on March 15, 2016. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Mallinckrodt plc, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, or to Mallinckrodt plc, Damastown, Mulhuddart, Dublin 15, Ireland, in each case at least 48 hours before the meeting.

If you transmit your voting instructions by the Internet or by telephone, you do NOT need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS	KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
MALLINCKRODT PLC
The Board of Directors recommends a vote FOR the nominees listed under Item 1.
Item 1 - Election of Directors

	For	Against	Abstain
NOMINEES:
1(a) Melvin D. Booth	☐	☐	☐
1(b) David R. Carlucci	☐	☐	☐
1(c) J. Martin Carroll	☐	☐	☐
1(d) Diane H. Gulyas	☐	☐	☐
1(e) Nancy S. Lurker	☐	☐	☐
1(f) JoAnn A. Reed	☐	☐	☐
1(g) Angus C. Russell	☐	☐	☐
1(h) Virgil D. Thompson	☐	☐	☐
1(i) Mark C. Trudeau	☐	☐	☐
1(j) Kneeland C. Youngblood, M.D.	☐	☐	☐
1(k) Joseph A. Zaccagnino	☐	☐	☐

The Board of Directors recommends a vote FOR Items 2 through 6

	For	Against	Abstain
Item 2 - Approve, in a non-binding vote, the re-appointment of the Independent Auditors and to authorize, in a binding vote, the Audit Committee to set the auditors’ remuneration.	☐	☐	☐
Item 3 - Approve, in a non-binding advisory vote, the compensation of named executive officers.	☐	☐	☐
Item 4 - Approve the Mallinckrodt Pharmaceuticals 2016 Employee Stock Purchase Plan	☐	☐	☐
Item 5 - Authorize the Company and/or any subsidiary to make market purchases or overseas market purchases of Company shares.	☐	☐	☐
Item 6 - Authorize the price range at which the Company can re-allot shares it holds as treasury shares. (Special Resolution).	☐	☐	☐

Please indicate if you plan to attend the meeting.	Yes ☐	No ☐
For address changes and/or comments, please check this box and write them on the back where indicated.  ☐
Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the shareholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation indicating his/her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date